UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2009

Item 1. Report to Stockholders.


Calvert

E-Delivery Sign-up -- details inside

March 31, 2009

Semi-Annual Report

Calvert World Values
International Equity Fund

[UNIFI Logo]

[Calvert Logo]

President's Letter
1

SRI Update
5

Portfolio Management Discussion
8

Shareholder Expense Example
12

Statement of Net Assets
14

Statement of Operations
23

Statements of Changes in Net Assets
24

Notes to Financial Statements
26

Financial Highlights
33

Explanation of Financial Tables
38

Proxy Voting and Availability of Quarterly Portfolio Holdings
40

Basis for Board's Approval of Investment Advisory Contract
40

Dear Shareholder:

As you are well aware, we are facing one of the most volatile and difficult periods on record for the global financial markets. Over our six-month reporting period ended March 31, the markets were challenged by expanding worldwide recession, rising unemployment, corporate bailouts, and the collapse of several key financial institutions. In response, governments around the world began to implement stimulus measures to inject liquidity into the financial system, support banks, and thaw the credit markets.

Reflecting the struggle of economies worldwide, nearly all segments of the financial markets showed steep declines for the six-month reporting period. Money market funds and Treasuries were exceptions as investors became extremely risk-averse. Major stock indexes hit 12-year lows during this period, with a six-month loss of 30.54% for the Standard & Poor's 500 Index and a decline of 30.84% for international stocks as measured by the MSCI EAFE IMI.1 Despite an upturn in March, U.S. stocks of every style, strategy, and capitalization range fell during this six-month period, with the most notable losses experienced in the small-company and value indexes. The Barclays Capital Aggregate Bond Index managed to post a gain of 4.70%, primarily as a result of its holdings of Treasuries.

Economic data released at the beginning of 2009--from figures on gross domestic product (GDP), housing, and jobs, to consumer confidence, manufacturing, and corporate earnings data--confirmed that the global economic recession was synchronized and deepening. In response, the Federal Reserve signaled its intention to provide additional capital injections and guarantees for banks to help normalize the credit market environment.

Relief for Markets Under Pressure

Although the statistics and market conditions appear grim, we do see cause for some optimism. An unprecedented amount of resources by historical standards is being directed at repairing the struggling financial markets. The U.S. Federal Reserve and Treasury Department are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Program, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe our financial system will recover--slowly, and with new financial oversight, transparency, and regulations in place.

Sustainable and Responsible Investing (SRI)

One of the harshest lessons of this crisis is the damage that results from weak corporate governance, inadequate regulatory oversight, and the short-term profit focus of many financial institutions. Notably, because of our corporate governance criteria, Calvert's actively managed SRI equity funds avoided many of the worst-hit companies, such as Lehman Brothers, Citigroup, and Merrill Lynch.

The Obama administration and the new Congress have taken office at a time of extraordinary crisis, but also potential opportunity. We now have the chance to contain the recession, shore up the financial system, invest in a green economic renewal, and address the challenge of climate change--all at the same time.

In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever. In the last six months, we made progress on a number of sustainable and responsible investment initiatives.

We have been active in advocating for stronger corporate governance and financial market regulations, particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency. In January, Calvert sent recommendations to the Obama transition team regarding critical governance reforms. In March, Calvert joined with Social Investment Forum leaders to meet with SEC Commissioners to discuss shareholder rights and the need for greater disclosure on the part of companies. Advocating for these types of reforms is our top priority for 2009.

We promoted the Calvert Women's Principles (CWP) Initiative to help all kinds of organizations and investors learn about and implement the CWP through practical guidance and programs. Initiative partners have already participated in meetings for the San Francisco Gender Equality Principles Initiative and a March event sponsored by the U.N. Global Compact and the U.N. Development Fund for Women (UNIFEM) to advance women in the workplace, which featured the CWP as a baseline for a set of global women's principles.

Our New SRI Strategies

We have expanded our SRI family of funds to provide investors with greater choice as well as greater opportunity to influence corporate behavior. Our Calvert Solution™ and Calvert SAGE™ (Sustainability Achieved through Greater Engagement) Strategies now accompany our original core approach--Calvert Signature™ Strategies. Our Solution funds are geared toward addressing pressing environmental, sustainability, and governance (ESG) challenges through investing in sectors like alternative energy or water renewal. Our SAGE funds invest in and engage with selected companies that are willing to work toward specific ESG improvements.

In October 2008, Calvert Global Water Fund, which is our second Calvert Solution portfolio, began trading. Also, at the end of 2008, we launched Calvert Large Cap Value Fund, the first offering under our Calvert SAGE investment approach.

Looking Ahead

With the current recession well into its 16th month, it is clear that this is no ordinary recession. Although recovery may be protracted and volatile, we are also optimistic that the coordinated, global efforts of governments to shore up the financial system and reinvigorate the economy will prove effective over the long run.

In our view, the extreme pessimism in the markets and low valuations for all kinds of companies, even those with solid balance sheets and prospects, are creating some of the most attractive investment opportunities on record for investors with long-term time horizons. In the short term, however, we are likely to continue to see sharp pull-backs followed by short-lived rallies.

Review Your Financial Goals

The financial markets will probably continue to be volatile for the foreseeable future. In this environment, it's critical to maintain a long-term view of your investments. Investors who sell indiscriminately now may lock in substantial losses and, perhaps, miss the rebound when stocks, bonds, and other assets eventually recover. Now is a good time to meet with your financial advisor to review your strategic asset allocation and current portfolio holdings.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI).

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

The last six months have been a challenging time to be an investor. The financial crisis we've witnessed has shaken the foundations of Wall Street and the broader global economy. Experts widely agree that excessive speculation, lack of effective regulatory oversight of the financial markets, and a number of corporate governance failures were some of the main causes of the meltdown we've experienced.

Though these lessons are painful, there is a silver lining. In an effort to prevent similar situations from happening again, the fundamental assumptions about the appropriate balance between government and markets in general are being carefully reviewed. Calvert is right in the middle of the debate, using our position as a shareholder to press for governance improvements--particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency--and increasingly adding our voice to the policy debate in Washington, D.C. around regulatory reforms.

It is notable that the corporate governance standards for your funds helped us avoid many of the companies that have dominated the news headlines about the turmoil. We are also pleased to see support in the new administration and Congress for a green economic renewal and for tackling the challenge of climate change. In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever.

In the last six months, we made progress on a number of sustainable and responsible investment (SRI) initiatives, which we describe in more detail below.

Calvert's New SRI Strategies

Recognizing that investors want choice in how they meet their financial goals and impact corporate responsibility and sustainability practices, Calvert debuted its new line-up of SRI strategies during the reporting period:

Calvert Signature™ Strategies--Calvert's original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of environmental, sustainability, and governance performance.

Calvert Solution™ Strategies--A thematic approach to solving some of today's most pressing environmental and sustainability challenges. The Solution Strategies currently include alternative energy and water.

Calvert SAGE™ Strategies--An "enhanced engagement" approach emphasizing strategic engagement to advance environmental, sustainability, and governance performance in companies that may not meet certain standards today, but have the potential to improve. The first new product in this category is Calvert Large Cap Value Fund, one of the few SRI funds in this category.

Each of Calvert's three approaches is different, yet equally strong in performance potential and ability to influence corporate responsibility. For more information, please visit our website at www.calvert.com/sri.html.

Shareholder Advocacy

So far in 2009, we have filed or co-filed 31 shareholder resolutions in a variety of areas--and more than one-third have already been withdrawn after receiving a commitment from company management on the issue. In addition to the ones discussed below, about one-quarter were filed to encourage sustainability disclosure and six were in favor of board diversity. The financial crisis has played a role as well--we filed resolutions regarding responsible lending practices at two firms, and two more on loan servicing policy at Goldman Sachs and PNC Financial Group.1

Executive Compensation

Much of the discussion around the role corporations played in the financial crisis has centered on executive compensation--especially with regard to financial firms accepting federal support. In recent years, Calvert has stepped up its involvement in this core governance issue. In early 2009, we filed proposals with American Express and Huntington Bancshares asking the companies to provide shareholders with a "say on pay." Since both companies are participating in the Troubled Asset Relief Program (TARP), they are now required to hold a vote on this issue during next year's proxy season. Both companies also agreed to give public statements of support on the issues that Calvert raised, so we successfully withdrew our resolutions with the companies. Their public statements are important because they put pressure on other companies that have received taxpayer money to acknowledge say on pay as an evolving standard of good governance practice.

Tracking Political Spending

Calvert also signed on to a letter written by the Center for Political Accountability sent to 19 financial companies that received more than $1 billion under TARP. The letter called for these companies to establish board-level oversight and disclosure of corporate political spending. This action builds upon Calvert's direct engagement during the past several years with companies to advocate for such disclosure. This year, Calvert filed a resolution with U.S. Bancorp that resulted in an agreement from the company to provide the requested disclosure. These measures are part of the transparency and accountability necessary to rebuild investor and public trust.

Water Advocacy Issues

Water is quickly emerging as one of the most critical environmental and human rights issues of the 21st century. As such, Calvert launched Calvert Global Water Fund which is the only mutual fund addressing water issues with a specific focus on the use of advocacy as a component of its investment process. Calvert has been actively involved in the efforts to forge a global consensus concerning the human rights responsibilities of business connected to water--joining and participating in the United Nations Global Compact's CEO Water Mandate, among other action groups. On the company side, the focus has been on encouraging firms to improve disclosure and transparency regarding their water impacts through shareholder resolutions, letters to companies held by the fund, and ongoing dialogue.

Special Equities

A modest but important portion of certain portfolios is allocated to venture capital investment in companies that are developing products or services that address important sustainability or environmental issues. During the past six months, the program has focused on supporting earlier investments such as GROSolar.2 Vermont-based GROSolar is one of the four largest solar panel distributors in the U.S. The company is currently enjoying strong demand for its products and services--which should be further bolstered by solar-friendly provisions in the January economic stimulus package. Smart public relations efforts, such as a PBS-TV episode of "This Old House" featuring GROSolar CEO Jeff Wolfe, have certainly helped as well. The program showed how a Massachusetts couple quickly and affordably turned their modest 1970s-era house into a model for green technology.

Community Investments

Several of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate 1% to 3% of Fund assets to investments that provide economic opportunity for struggling populations.3 Importantly, the loans underwritten by this program have remained extremely sound during a period in which other credit products have had negative returns. Shareholders can feel proud about the success of these investments on the basis of both financial return and societal impact.

In early 2009, the Foundation closed two loans to Fair Trade organizations such as PRODECOOP in Nicaragua, which provides its 2,318 member families assistance with sustainable coffee production practices and with marketing their coffee. The cooperative structure of the loans will strengthen the farmers' position during negotiations with coffee buyers--allowing them to earn a year-round income and provide their families with education and health services. We are proud to continue to support community investments, which help direct capital to meeting real human needs.

1. The following holdings represented the following percentages of Fund net assets as of March 31, 2009: Goldman Sachs 0.06% of CSIF Balanced Portfolio, 0.80% of CSIF Enhanced Equity Portfolio, 1.10% of Calvert Social Index Fund and 1.43% of Calvert Large Cap Value Fund. PNC Financial Group represented 0.21% of Calvert Enhanced Equity Portfolio and 0.29% of Calvert Social Index. American Express represented 0.10% of CSIF Enhanced Equity Portfolio, 0.06% of CSIF Balanced Portfolio, and 0.33% of Calvert Social Index Fund. Huntington Bancshares represented 0.01% of Calvert Social Index Fund. U.S. Bancorp represented 0.59% of Calvert Social Index Fund and 0.46% of CSIF Enhanced Equity Portfolio.

2. As of March 31, 2009, GROSolar represented 0.55% of CSIF Equity Portfolio.

3. As of March 31, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 1.94%, Calvert World Values International Equity Fund 1.46%, Calvert New Vision Small Cap Fund 1.65%, and Calvert Large Cap Growth Fund 0.42%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Raymond Mui
of Acadian Asset Management, Inc.

Performance

Calvert World Values International Equity Fund Class A shares (at NAV) returned -35.82% for the six-month period ended March 31, 2009, compared with -30.84% for the Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI). Weak stock selection caused the Fund's underperformance relative to the Index.

Investment Climate

Beginning in late 2008, world equity markets saw market volatility reach historic levels as a global economic slowdown gave way to recessionary conditions in many major markets. Heavy losses on mortgage-related securities and the deepening economic woes led to the collapse of numerous key financial institutions, which prompted governments around the world to begin implementing stimulus measures aimed at supporting banking systems, unfreezing credit markets, and reviving job growth.

Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/09	12 Months ended 3/31/09
Class A	-35.82%	-50.97%
Class B	-36.28%	-51.59%
Class C	-36.16%	-51.45%
Class I	-35.59%	-50.61%
Class Y**	-35.73%	-50.90%
MSCI EAFE IMI***	-30.84%	-46.43%
Lipper International
Multi-Cap Core
Funds Avg.	-30.98%	-45.76%

Ten Largest Stock Holdings
	% of Net Assets
Sanofi-Aventis SA	4.7%
Santos Ltd.	3.9%
Novartis AG	3.8%
Sony Corp.	3.4%
KT Corp. (ADR)	3.1%
AU Optronics Corp. (ADR)	3.0%
Delhaize Group	2.7%
Nippon Telegraph
& Telephone Corp.	2.7%
Centrica plc	2.3%
France Telecom SA	2.1%
Total	31.7%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charges.

**Calvert World Values International Equity Fund first offered Class Y Shares on October 31, 2008. Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share performance would have been different.

*** Source: Vestek

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-53.30%
Five year	-6.98%
Ten year	-4.20%

Class B Shares
One year	-54.01%
Five year	-7.23%
Ten year	-4.86%

Class C Shares
One year	-51.93%
Five year	-6.87%
Ten year	-4.62%

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares
One year	-50.61%
Five year	-5.39%
Ten year	-2.97%

Class Y Shares**
One year	-50.90%
Five year	-6.04%
Ten year	-3.72%

** See note on previous page.

Performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

The U.S. equity market, as represented by the Russell 3000 Index, declined 31.2% amid a wave of dismal earnings reports and rapidly escalating job losses. There was some recovery in sentiment late in the first quarter of 2009 as government stimulus plans expanded.

European markets collectively fell 34.03% in U.S.-dollar terms against a backdrop of deteriorating economic fundamentals.1 Germany lost 35.96% due to a decline in manufacturing contracts and slowing external demand. The United Kingdom sank 34.28% as ongoing credit tightness eroded consumption and investment and sent the pound tumbling. The Asia-Pacific region fell 24.32%, with Japan declining 22.84% as its exports realized record drops and the value of the yen deteriorated.

Emerging equity markets were collectively down 26.45%. This asset class remained under considerable pressure as both exports and capital inflows continued to weaken during the financial crisis and growth slowed in key trading markets. Local currencies were also battered by foreign investors cycling out of emerging-market assets into investments perceived as less risky.

Emerging markets losses in Asia were the most contained, down 19.94%. China posted a more modest -8.62% return, with optimism about a massive government spending package helping to offset losses from depressed demand in the country's main export markets.

Portfolio Strategy

Weak stock selection trumped positive contributions from country allocations, causing the Fund to trail the benchmark index.

Stock selection was most costly in Japan. Shipping company Nippon Yusen drove losses, falling along with many of its peers as a key measure of commodity shipping rates dropped to a six-year low late last year. Consumer electronics holding Panasonic slashed its full-year profit forecast by 90% in the fourth quarter of 2008 as the global recession dampened demand and product prices fell. Nippon Telegraph & Telephone also hampered performance.

The Fund's stock selections in the U.K. and France also underperformed notably. Telecom giant BT Group was among the more costly positions. A mounting pension deficit that could force the company to cut its dividend led analysts to downgrade the stock. French semiconductor holding STMicroelectronics declined steadily over the period as demand in Europe and abroad weakened.

On the other hand, stock selection in Belgium and Germany and overweights to Taiwan and Korea helped returns. The Fund's position in Belgian supermarket operator Delhaize Group was rewarded after the company posted fourth-quarter profit that exceeded analysts' estimates and forecast an operating profit increase of up to 3% this year.

Outlook

We expect high specific-company risk and earnings uncertainty as well as a very uncertain economic outlook to continue to produce high volatility. We continue to evaluate whether the U.S. will fall into a Great Depression-like spiral of deflation and debt contraction. However, we expect that lower energy prices, various government economic stimulus plans, and the likelihood of additional measures to address problems in the capital markets should prevent such a spiral. We do expect news about output and employment to appear very negative through at least the first half of 2009.

Portfolio Statistics
Economic Sectors	% of Total Investments
Consumer Discretionary	12.4%
Consumer Staples	8.6%
Energy	4.7%
Financials	18.9%
Health Care	12.9%
Industrials	9.7%
Information Technology	13.4%
Limited Partnership Interest	1.1%
Materials	4.1%
Telecommunication Services	10.5%
Utilities	2.7%
Venture Capital	1.0%
100%

The outlook in Europe remained depressed amid sharp drops in industrial production, mounting job losses, and ongoing credit tightness. However, valuations continue to look attractive relative to other opportunities. Our current view of Japan has deteriorated since last quarter, especially for stocks in the automotive and semiconductor industries. Australia and New Zealand together comprise the most attractive region in the Asia-Pacific area.

Our emerging markets forecasts are currently mixed, with about half of the countries in our framework showing positive expectations as the ongoing risks from slower growth in key trading markets are offset by signs that investors' risk appetite could be recovering.

Overall, we continue to believe that economic recovery will be visible in 2010 and possibly late in 2009. Equity markets historically have discounted economic recovery in advance, and we expect to see that pattern again in the current situation.

April 2009

1. Source for returns cited: MSCI. Copyright MSCI 2009. All Rights Reserved. Unpublished. PROPRIETARY TO MSCI.

As of March 31, 2009, the following companies represented the following percentages of Fund net assets: Nippon Yusen 1.5%, Panasonic 0%, Nippon Telegraph & Telephone 2.67%, BT Group 1.03%, STMicroelectronics 0%, and Delhaize Group 2.71%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$641.80	$7.86
Hypothetical	$1,000.00	$1,015.36	$9.64
(5% return per year before expenses)
Class B
Actual	$1,000.00	$637.20	$13.02
Hypothetical	$1,000.00	$1,009.03	$15.97
(5% return per year before expenses)
Class C
Actual	$1,000.00	$638.40	$11.67
Hypothetical	$1,000.00	$1,010.69	$14.32
(5% return per year before expenses)
Class I
Actual	$1,000.00	$644.50	$4.50
Hypothetical	$1,000.00	$1,019.46	$5.52
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.92%, 3.19%, 2.86% and 1.10% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning Account Value 10/31/08**	Ending Account Value 3/31/09	Expenses Paid During Period*** 10/31/08 - 3/31/09
Class Y
Actual	$1,000.00	$642.70	$4.75
Hypothetical	$1,000.00	$1,015.03	$5.83
(5% return per year before expenses)

** Inception date 10/31/08.

*** Expenses are equal to the Fund's annualized expense ratio of 1.39% for Class Y, multiplied by the average account value over the period, multiplied by 152/365.

Statement of Net Assets
March 31, 2009
Equity Securities - 95.4%	Shares	Value
Australia - 6.3%
Amcor Ltd.	674,161	$2,079,809
BlueScope Steel Ltd.	547,409	977,732
Commonwealth Bank of Australia	91,007	2,194,782
JB Hi-Fi Ltd.	16,637	133,081
Origin Energy Ltd.	121,258	1,248,783
Santos Ltd.	978,440	11,344,463
Suncorp-Metway Ltd.	92,328	384,910
		18,363,560

Austria - 0.3%
Raiffeisen International Bank Holding AG*	26,962	759,623

Belgium - 3.0%
AGFA-Gevaert NV*	19,091	32,137
Delhaize Group	122,527	7,931,399
Dexia SA	144,904	500,322
Umicore	20,361	374,585
		8,838,443

Bermuda - 0.0%
Allied World Assurance Co. Holdings Ltd.	1,947	74,044

Brazil - 0.4%
Investimentos Itaú SA, Preferred	315,000	1,090,619

Canada - 1.5%
Bank of Montreal	95,100	2,489,071
Bank of Nova Scotia	25,100	618,713
Bombardier, Inc.	248,000	578,460
Magna International, Inc.	5,500	146,352
Royal Bank of Canada	19,800	577,765
		4,410,361

Chile - 0.1%
Banco Santander Chile (ADR)	7,900	271,365

Denmark - 0.6%
Danske Bank A/S*	53,500	450,256
Novo Nordisk A/S	21,300	1,019,790
Topdanmark A/S*	2,850	280,916
		1,750,962

Finland - 0.1%
Outotec Oyj	18,469	316,807

Equity Securities - Cont'd	Shares	Value
France - 9.1%
AXA SA*	98,946	$1,199,120
BNP Paribas	49,457	2,034,537
CNP Assurances SA	14,524	917,627
Dassault Systemes SA	11,492	445,998
France Telecom SA	275,725	6,258,221
Publicis Groupe	13,689	349,815
Sanofi-Aventis SA	246,566	13,810,172
Thomson SA*	48,569	44,110
UBISOFT Entertainment SA*	48,968	894,155
Valeo SA	44,707	651,018
Zodiac SA	2,525	63,900
		26,668,673

Germany - 4.1%
Adidas AG	153,106	5,096,880
Allianz SE	34,105	2,867,603
Celesio AG	11,129	204,713
Deutsche Post AG	6,598	70,904
Metro AG	21,819	719,797
Muenchener Rueckversicherungs AG	15,526	1,892,743
Puma AG Rudolf Dassler Sport*	626	95,001
Suedzucker AG	50,785	977,802
		11,925,443

Greece - 0.2%
Alpha Bank AE*	10,536	70,325
National Bank of Greece SA	34,325	521,179
		591,504

India - 0.0%
State Bank of India Ltd. (GDR)	815	33,451

Israel - 0.2%
Check Point Software Technologies Ltd.*	18,730	415,993

Italy - 0.6%
Banca Monte dei Paschi di Siena SpA	156,916	217,107
Pirelli & C. SpA	1,603,209	373,871
UniCredit SpA	765,319	1,264,791
		1,855,769

Japan - 29.1%
Aisin Seiki Co. Ltd.	205,000	3,273,727
Alps Electric Co. Ltd.	213,300	738,824
Astellas Pharma, Inc.	172,800	5,312,847
Benesse Corp.	5,700	209,359
Brother Industries Ltd.	267,700	1,966,336
Casio Computer Co. Ltd.	49,400	350,731
Central Japan Railway Co.	139	780,242
Chuo Mitsui Trust Holdings, Inc.	393,000	1,221,011
Circle K Sunkus Co. Ltd.	23,800	338,493
CSK Holdings Corp.*	65,900	163,905

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Dai Nippon Printing Co. Ltd.	68,000	$628,492
Daifuku Co. Ltd.	18,500	100,151
Daihatsu Motor Co. Ltd.	203,000	1,604,628
Daito Trust Construction Co. Ltd.	82,700	2,767,451
Daiwa House Industry Co. Ltd.	49,000	398,458
FamilyMart Co. Ltd.	19,600	596,815
Fujitsu Ltd.	1,212,000	4,551,595
Gunma Bank Ltd.	57,000	309,441
Hino Motors Ltd.	859,000	1,894,821
Isuzu Motors Ltd.	261,000	320,965
Kao Corp.	74,000	1,448,460
Kawasaki Kisen Kaisha Ltd.	893,000	2,809,750
Komori Corp.	11,000	89,871
Konica Minolta Holdings, Inc.	458,000	3,964,683
Lawson, Inc.	13,300	547,545
Mazda Motor Corp.	1,482,067	2,497,167
Mizuho Financial Group, Inc.	1,553,359	3,018,652
NET One Systems Co. Ltd.	309	407,010
Nichirei Corp.	120,000	428,343
Nippo Corp.	10,000	81,629
Nippon Express Co. Ltd.	326,000	1,026,474
Nippon Sheet Glass Co. Ltd.	548,000	1,368,334
Nippon Telegraph & Telephone Corp.	206,000	7,810,733
Nippon Yusen Kabushiki Kaisha	1,153,000	4,474,332
Nissan Motor Co. Ltd.	338,700	1,221,538
Nissan Shatai Co. Ltd.	16,000	92,552
Nisshin Seifun Group, Inc.	101,000	1,085,899
Nisshin Steel Co. Ltd.	2,660,000	4,510,390
Nissin Foods Holdings Co. Ltd.	28,000	820,892
NTT Data Corp.	179	489,928
Omron Corp.	15,500	183,633
Pioneer Corp.*	80,500	106,746
Rohm Co. Ltd.	23,200	1,160,354
SBI Holdings, Inc.	12,704	1,333,005
Seiko Epson Corp.	67,800	930,003
Sekisui Chemical Co. Ltd.	41,000	205,081
Sony Corp.	478,700	9,798,571
Sumitomo Osaka Cement Co. Ltd.	262,000	608,130
Suzuken Co. Ltd.	4,200	109,376
Takefuji Corp.	166,560	779,869
Tokyo Electron Ltd.	7	263
Tokyu Land Corp.	62,000	172,993
Toppan Printing Co. Ltd.	129,000	883,808
Toyo Seikan Kaisha Ltd.	193,800	2,856,415
Yamaha Corp.	24,300	238,710
		85,089,431

Mexico - 0.0%
Empresas ESM, Contingent Deferred Distribution (b)(i)*	350,000	17,500
Grupo Financiero Banorte SAB de CV	49,500	65,431
		82,931

Equity Securities - Cont'd	Shares	Value
Netherlands - 2.7%
Aegon NV	241,655	$948,770
ING Groep NV (CVA)	19,322	107,716
Koninklijke Philips Electronics NV	331,880	4,889,257
Oce NV	7,149	21,228
Reed Elsevier NV	88,468	944,252
Unilever NV (CVA)	25,729	507,669
Wolters Kluwer NV	33,421	541,549
		7,960,441

New Zealand - 0.0%
Telecom Corp of New Zealand Ltd.	70,053	91,050

Norway - 0.0%
Norske Skogindustrier ASA*	49,000	90,252

Poland - 0.1%
Telekomunikacja Polska SA	23,426	125,792

Singapore - 0.5%
DBS Group Holdings Ltd.	139,000	779,358
Neptune Orient Lines Ltd.	649,000	503,993
Oversea-Chinese Banking Corp Ltd.	76,000	242,062
		1,525,413

South Africa - 1.7%
Aveng Ltd.	315,829	864,588
BIDVest Group Ltd.	52,045	480,046
Community Growth Fund	1,088,984	644,309
MTN Group Ltd.	249,926	2,753,226
New Clicks Holdings Ltd.	89,730	141,162
Pick'n Pay Holdings Ltd.	61,200	80,585
Spar Group Ltd.	656	3,570
VenFin Ltd.	55,800	104,712
		5,072,198

South Korea - 3.5%
KT Corp. (ADR) (s)	659,400	9,093,126
LG Display Co. Ltd. (ADR)	117,200	1,197,784
		10,290,910

Spain - 1.3%
Banco Bilbao Vizcaya Argentaria SA	220,053	1,785,024
Banco Popular Espanol SA	91,321	576,340
Mapfre SA	158,949	348,020
Telefonica SA	49,713	990,964
		3,700,348

Sweden - 0.2%
Autoliv, Inc.	35	650
Loomis AB	6,000	46,076
Svenska Handelsbanken AB*	29,741	418,751
		465,477

Equity Securities - Cont'd	Shares	Value
Switzerland - 6.0%
Baloise Holding AG	2,166	$138,126
Novartis AG	293,471	11,064,076
STMicroelectronics NV	865,434	4,337,549
Zurich Financial Services AG	12,066	1,901,927
		17,441,678

Taiwan - 4.1%
AU Optronics Corp. (ADR)	1,061,134	8,902,914
United Microelectronics Corp. (ADR)	1,181,875	2,990,144
		11,893,058

United Kingdom - 14.6%
3i Group plc	11,519	44,509
Aggreko plc	225,404	1,584,206
Arriva plc	9,734	51,491
Aviva plc	237,836	732,687
Barclays plc	402,215	854,962
Beazley Group plc	58,893	72,427
Bellway plc	4,183	40,540
BG Group plc	20,869	315,180
BT Group plc	2,696,813	3,006,752
Centrica plc	2,024,681	6,596,890
Compass Group plc	981,466	4,468,687
De La Rue plc	81,589	1,132,250
easyJet plc	13,803	55,202
GlaxoSmithKline plc	284,001	4,406,197
HMV Group plc	211,295	390,850
HSBC Holdings plc	141,894	800,381
IG Group Holdings plc	182,055	456,273
International Power plc	201,191	600,834
Kesa Electricals plc	68,110	91,876
Land Securities Group plc	31,874	198,832
Legal & General Group plc	1,171,858	726,336
Logica plc	1,677,484	1,527,499
Man Group plc	237,884	744,026
Melrose plc	42,531	51,702
Michael Page International plc	24,285	63,599
Mondi plc	130,172	275,087
Next plc	95,974	1,803,436
Reckitt Benckiser Group plc	33,537	1,257,636
Schroders plc	60,395	683,690
Scottish & Southern Energy plc	35,780	566,211
Stagecoach Group plc	836,591	1,425,659
Tate & Lyle plc	255,158	949,044
Tomkins plc	117,280	202,854
United Business Media Ltd.	34,177	208,182
William Morrison Supermarkets plc	1,441,565	5,258,203
Wolseley plc*	328,731	1,084,061
Yell Group plc	152,212	27,124
		42,755,375

Equity Securities - Cont'd	Shares	Value
United States - 5.1%
American Financial Group, Inc.	9,500	$152,475
Automatic Data Processing, Inc.	34,433	1,210,664
Bank of Hawaii Corp.	17,800	587,044
Big Lots, Inc.*	1,802	37,446
BJ's Wholesale Club, Inc.*	29,300	937,307
Broadridge Financial Solutions, Inc.	27,600	513,636
Cigna Corp.	63,600	1,118,724
Compuware Corp.*	93,455	615,869
Darling International, Inc.*	47,231	175,227
Del Monte Foods Co.	88,100	642,249
Distributed Energy Systems Corp.*	308,138	2,465
EMCOR Group, Inc.*	3,500	60,095
Evergreen Solar, Inc.*	1,400	2,982
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	--
Common Warrants (strike price $1.00/share, expires
10/31/13 (b)(i)*	27,025	--
Series A, Preferred (b)(i)*	69,033	17,949
Series A, Preferred Warrants (strike price $1.00/share,
expires 10/10/12) (b)(i)*	1,104	--
Series B, Preferred (b)(i)*	161,759	42,057
Series C Preferred (b)(i)*	36,984	9,616
Hewitt Associates, Inc.*	4,400	130,944
Integrated Device Technology, Inc.*	64,300	292,565
Northern Trust Corp.	39,100	2,338,962
Powerspan Corp.:
Series A, Preferred (b)(i)*	45,455	385,655
Series B, Preferred (b)(i)*	20,000	203,548
Series C, Preferred (b)(i)*	239,764	824,788
Series D, Preferred (b)(i)*	45,928	157,992
Warrants Series D, Preferred, Warrants (strike
price $3.44/share, expires 12/31/12) (b)(i)*	2,347	--
Protective Life Corp.	31,004	162,771
RF Technology, Inc. (b)(i)*	365,374	21,184
SEACOR Holdings, Inc.*	2,000	116,620
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	172,388
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants (strike
price $0.01/share, expires 5/26/15)(b)(i)*	11,920	2,143
State Street Corp.	95,600	2,942,568
Tech Data Corp.*	18,100	394,218
Torchmark Corp.	6,400	167,872
Valley National Bancorp	2,500	30,925
WESCO International, Inc.*	9,900	179,388
World Fuel Services Corp.	11,300	357,419
		15,038,805

Total Equity Securities (Cost $438,324,919)		278,989,776

	Adjusted
Limited Partnership Interest - 1.0%	Basis	Value
Balkan Financial Sector Equity Fund CV (b)(i)*	$360,181	$309,291
China Environment Fund 2004 LLC (b)(i)*	--	302,872
Emerald Cleantech Fund I (b)(i)*	903,214	541,970
GNet Defta Development Holdings LLC (a)(b)(i)*	400,000	348,754
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	330,740	405,602
SEAF India International Growth Fund LLC (b)(i)*	458,932	436,326
ShoreCap International LLC (b)(i)*	452,995	729,107
Terra Capital (b)(i)*	469,590	1

Total Limited Partnership Interest (Cost $3,375,652)		3,073,923

	Principal
Certificates of Deposit - 0.0%	Amount
Self Help Credit Union, 2.75%, 2/22/10 (b)(k)	100,000	99,770

Total Certificates Of Deposit (Cost $100,000)		99,770

Venture Capital Debt Obligations - 0.2%
AccessBank, 8.477%, 8/29/12 (b)(i)	500,000	536,586
Mayer Laboratories, Inc., 6.00%, 12/31/10 (b)(i)	64,668	16,167

Total Venture Capital Debt Obligations (Cost $564,668)		552,753

High Social Impact Investments - 1.5%
Calvert Social Investment Foundation Notes, 3.00%,
7/1/11 (b)(i)(r)	4,431,583	4,250,996

Total High Social Impact Investments (Cost $4,431,584)		4,250,996

TOTAL INVESTMENTS (Cost $446,796,823) - 98.1%		286,967,218
Other assets and liabilities, net - 1.9%		5,577,524
Net Assets - 100%		$292,544,742

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized:
Class A: 20,383,750 shares outstanding		$400,534,481
Class B: 803,496 shares outstanding		16,567,930
Class C: 2,122,234 shares outstanding		42,492,529
Class I: 7,431,710 shares outstanding		160,210,373
Class Y: 16,895 shares outstanding		155,377
Undistributed net investment income		1,143,107
Accumulated net realized gain (loss) on investments and foreign
currency transactions		(168,644,302)
Net unrealized appreciation (depreciation) on investments,
foreign currencies, and assets and liabilities denominated
in foreign currencies		(159,914,753)
Net Assets		$292,544,742
Net Asset Value Per Share
Class A (based on net assets of $192,941,273)		$9.47
Class B (based on net assets of $6,862,978)		$8.54
Class C (based on net assets of $17,618,220)		$8.30
Class I (based on net assets of $74,956,696)		$10.09
Class Y (based on net assets of $165,575)		$9.80

Abbreviations:
ADR: American Depositary Receipt
CVA: Certificaten Van Aandelen
GDR: Global Depositary Receipt
LLC: Limited Liability Corporation

* Non-income producing security.

(a) Affiliated company.

(b) This security was valued by the Board of Directors. See Note A.

(i) Restricted securities represent 3.3% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate period end.

(s) 100,000 shares of KT Corp. have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Fund. There are no restrictions on the trading of this security.

See notes to financial statements.

Restricted Securities		Acquisition Dates	Cost
AccessBank, 8.477%, 8/29/12		8/29/07	$500,000
Balkan Financial Sector Equity Fund CV, LP		1/12/06 - 11/5/08	360,182
Calvert Social Investment Foundation Notes, 3.00%, 7/1/11		7/1/08	4,431,583
China Environment Fund 2004 LLC		9/15/05 - 10/13/08	--
Emerald Cleantech Fund I, LP		7/19/01 - 2/10/09	903,214
Empresas ESM, Contingent Deferred Distribution		11/2/06	350,000
GNet Defta Development Holdings LLC, LP		8/30/05	400,000
H2Gen Innovations, Inc.:
Common Stock		11/4/04	--
Common Warrants (strike price $1.00/share, expires 10/31/13) 11/4/04	--
Series A Preferred		11/4/04	251,496
Series A Preferred Warrants (strike price $1.00/share, expires
10/10/12)		11/4/04	--
Series B Preferred		10/21/04 - 10/27/04	161,759
Series C Preferred		6/1/06	52,886
Mayer Laboratories, Inc., 6.00%, 12/31/10		12/31/96	64,668
Powerspan Corp.:
Series A, Preferred		8/20/97	250,000
Series B, Preferred		10/5/99	200,000
Series C, Preferred		12/21/04 - 6/12/08	273,331
Series D, Preferred		6/20/08	157,996
Series D, Preferred, Warrants (strike price $3.44/share, expires
12/31/12)		12/5/07 - 6/20/08	--
RF Technology, Inc.		7/17/06	299,990
SEAF Central & Eastern European Growth Fund LLC, LP		8/10/00 - 9/23/08	330,740
SEAF India International Growth Fund LLC, LP		3/22/05 - 4/2/08	458,932
ShoreCap International LLC, LP		8/12/04 - 12/15/08	452,995
SMARTHINKING, Inc.:
Series 1-A, Preferred		4/22/03 - 5/27/05	159,398
Series 1-B, Preferred		6/10/03	250,000
Series 1-B, Preferred Warrants (strike price $0.01/share, expires 5/26/15)		5/27/05	--
Terra Capital, LP		11/23/98 - 3/14/06	469,590

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $264,449)	$4,468,696
Interest income	91,807
Total investment income	4,560,503

Expenses:
Investment advisory fee	1,237,809
Transfer agency fees and expenses	510,683
Administrative fees	498,556
Distribution Plan expenses:
Class A	275,494
Class B	40,414
Class C	101,990
Directors' fees and expenses	32,411
Custodian fees	100,485
Registration fees	34,110
Reports to shareholders	92,609
Professional fees	32,312
Miscellaneous	57,543
Total expenses	3,014,416
Reimbursement from Advisor:
Class Y	(5,467)
Fees waived	(10,444)
Fees paid indirectly	(2,665)
Net expenses	2,995,840

Net Investment Income	1,564,663

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(140,801,083)
Foreign currency transactions	(465,727)
(141,266,810)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(33,203,402)
Assets and liabilities denominated in foreign currencies	(11,653)
(33,215,055)

Net Realized and Unrealized Gain
(Loss)	(174,481,865)

Increase (Decrease) in Net Assets
Resulting From Operations	($172,917,202)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,564,663	$12,648,789
Net realized gain (loss)	(141,266,810)	(19,039,370)
Change in unrealized appreciation or (depreciation)	(33,215,055)	(257,089,949)

Increase (Decrease) in Net Assets
Resulting From Operations	(172,917,202)	(263,480,530)

Distributions to shareholders from:
Net investment income:
Class A Shares	(7,682,721)	(5,440,293)
Class B Shares	(148,212)	(49,983)
Class C Shares	(420,523)	(155,979)
Class I Shares	(3,518,021)	(2,781,430)
Class Y Shares	(1)	--
Net realized gain:
Class A Shares	(634,873)	(41,696,598)
Class B Shares	(25,817)	(1,960,365)
Class C Shares	(67,464)	(4,444,988)
Class I Shares	(222,338)	(13,436,422)
Class Y Shares	(3)	--
Total distributions	(12,719,973)	(69,966,058)

Capital share transactions:
Shares sold:
Class A Shares	29,307,029	77,407,586
Class B Shares	295,746	1,731,864
Class C Shares	1,191,203	8,250,661
Class I Shares	14,456,566	42,720,844
Class Y Shares	155,500	--
Reinvestment of distributions:
Class A Shares	7,616,097	43,518,865
Class B Shares	153,830	1,776,645
Class C Shares	380,058	3,463,645
Class I Shares	3,486,897	14,989,462
Class Y Shares	4	--
Redemption fees:
Class A Shares	3,342	2,660
Class B Shares	15	83
Class C Shares	95	845
Shares redeemed:
Class A Shares	(44,760,410)	(117,796,536)
Class B Shares	(1,493,497)	(5,302,843)
Class C Shares	(3,917,022)	(8,911,475)
Class I Shares	(14,804,876)	(45,125,307)
Class Y Shares	(127)	--
Total capital share transactions	(7,929,550)	16,727,306

Total Increase (Decrease) in Net Assets	(193,566,725)	(316,719,282)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Net Assets	2009	2007
Beginning of period	$486,111,467	$802,830,749
End of period (including undistributed net investment
income of $1,143,108 and $11,347,922, respectively)	$292,544,742	$486,111,467

Capital Share Activity
Shares sold:
Class A Shares	2,730,943	3,705,938
Class B Shares	27,679	90,749
Class C Shares	130,695	444,778
Class I Shares	1,233,083	2,001,000
Class Y Shares	16,907	--
Reinvestment of distributions:
Class A Shares	715,551	1,928,690
Class B Shares	16,008	87,624
Class C Shares	40,709	175,843
Class I Shares	307,732	624,191
Shares redeemed:
Class A Shares	(4,228,590)	(5,844,907)
Class B Shares	(154,003)	(294,793)
Class C Shares	(413,218)	(513,302)
Class I Shares	(1,321,435)	(2,103,913)
Class Y Shares	(12)	--
Total capital share activity	(897,951)	301,898

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers five classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters. On March 31, 2009, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2009, securities valued at $9,863,312 or 3.4% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$42,431,887
Level 2 - Other Significant Observable Inputs	234,672,019*
Level 3 - Significant Unobservable Inputs	9,863,312
Total	$286,967,218

*Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of 9/30/08	$ 10,924,697
Accrued discounts/ premiums	--
Realized gain (loss)	2,057
Change in unrealized appreciation (depreciation)	(782,248)
Net purchases (sales)	(281,194)
Transfers in and/ or out of Level 3	--
Balance as of 3/31/09	$9,863,312

For the period ended March 31, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($782,248). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $177,973 was payable at period end. In addition, $135,700 was payable at period end for operating expenses paid by the Advisor during March 2009. For the six months ended March 31, 2009, the Advisor waived $10,444 of its fee.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010 for Class I. The contractual expense cap is 1.10%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. The Advisor voluntarily reimbursed Class Y shares for expenses of $5,467 for the period ended March 31, 2009.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, B, C and Y, and .15% for Class I, based on their average daily net assets. Under the terms of the agreement, $71,341 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of agreement, $59,301 was payable at period end.

The Distributor received $17,605 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $111,873 for the six months ended March 31, 2009. Under the terms of the agreement, $18,406 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Directors fees are allocated to each of the Funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $220,217,933 and $242,451,965, respectively.

The cost of investments owned at March 31, 2009 for federal income tax purposes was $448,854,199. Net unrealized depreciation aggregated $161,886,981, of which $4,895,709 related to appreciated securities and $166,782,690 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $89,871 (acquired from Calvert South Africa Fund that merged into the Fund in September 2002) at September 30, 2008 may be utilized to offset future capital gains until expiration in September 2009.

The Fund's use of net capital loss carryforwards acquired from Calvert South Africa Fund may be limited under certain tax provisions.

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had $313,695 of outstanding borrowings at an interest rate of 0.70% at March 31, 2009. For the six months ended March 31, 2009 borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$463,040	1.04%	$5,991,340	December 2008

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
GNet Defta Development Holdings LLC	$400,000	$348,754
SEAF Central & Eastern European Growth Fund LLC	330,740	405,602
TOTALS	$730,740	$754,356

Note F -- Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $507,859 at March 31, 2009.

Financial Highlights
			Periods Ended
		March 31,	September 30,	September 30,
Class A Shares		2009	2008	2007
Net asset value, beginning		$15.31	$25.57	$23.87
Income from investment operations
Net investment income (loss)		.05	.37	.22
Net realized and unrealized gain (loss)		(5.49)	(8.46)	4.61
Total from investment operations		(5.44)	(8.09)	4.83
Distributions from
Net investment income		(.37)	(.24)	(.20)
Net realized gain		(.03)	(1.93)	(2.93)
Total distributions		(.40)	(2.17)	(3.13)
Total increase (decrease) in net asset value		(5.84)	(10.26)	1.70
Net asset value, ending		$9.47	$15.31	$25.57

Total return*		(35.82%)	(34.31%)	21.72%
Ratios to average net assets:A
Net investment income (loss)		.81% (a)	1.81%	1.08%
Total expenses		1.93% (a)	1.65%	1.62%
Expenses before offsets		1.92% (a)	1.63%	1.60%
Net expenses		1.92% (a)	1.63%	1.60%
Portfolio turnover		65%	100%	82%
Net assets, ending (in thousands)		$192,941	$324,091	$546,564

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2006	2005	2004 (z)
Net asset value, beginning		$20.29	$16.60	$14.55
Income from investment operations
Net investment income (loss)		.24	.21	.10
Net realized and unrealized gain (loss)		3.51	3.59	2.12
Total from investment operations	.	3.75	3.80	2.22
Distributions from
Net investment income		(.17)	(.11)	(.17)
Net realized gain		--	--	--
Total distributions		(.17)	(.11)	(.17)
Total increase (decrease) in net asset value		3.58	3.69	2.05
Net asset value, ending		$23.87	$20.29	$16.60

Total return*		18.58%	22.95%	15.30%
Ratios to average net assets:A
Net investment income (loss)		1.19%	1.23%	.60%
Total expenses		1.73%	1.86%	1.97%
Expenses before offsets		1.72%	1.86%	1.97%
Net expenses		1.71%	1.85%	1.96%
Portfolio turnover		120%	49%	72%
Net assets, ending (in thousands)		$401,195	$297,151	$213,524

See notes to financial highlights.

Financial Highlights
			Periods Ended
		March 31,	September 30,	September 30,
Class B Shares		2009	2008	2007
Net asset value, beginning		$13.69	$23.11	$21.85
Income from investment operations
Net investment income (loss)		(.05)	.12	.09
Net realized and unrealized gain (loss)		(4.89)	(7.56)	4.10
Total from investment operations		(4.94)	(7.44)	4.19
Distributions from
Net investment income		(.18)	(.05)	--
Net realized gain		(.03)	(1.93)	(2.93)
Total distributions		(.21)	(1.98)	(2.93)
Total increase (decrease) in net asset value		(5.15)	(9.42)	1.26
Net asset value, ending		$8.54	$13.69	$23.11

Total return*		(36.28%)	(34.97%)	20.60%
Ratios to average net assets:A
Net investment income (loss)		(.48%) (a)	.78%	.13%
Total expenses		3.20% (a)	2.63%	2.57%
Expenses before offsets		3.19% (a)	2.61%	2.54%
Net expenses		3.19% (a)	2.60%	2.54%
Portfolio turnover		65%	100%	82%
Net assets, ending (in thousands)		$6,863	$12,512	$23,805

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2006	2005	2004 (z)
Net asset value, beginning		$18.61	$15.30	$13.57
Income from investment operations
Net investment income (loss)	.	.06	.15	(.08)
Net realized and unrealized gain (loss)		3.18	3.16	1.97
Total from investment operations		3.24	3.31	1.89
Distributions from
Net investment income		**	--	(.16)
Net realized gain		--	--	--
Total distributions		**	--	(.16)
Total increase (decrease) in net asset value		3.24	3.31	1.73
Net asset value, ending		$21.85	$18.61	$15.30

Total return*		17.43%	21.63%	13.95%
Ratios to average net assets:A
Net investment income (loss)		.18%	.20%	(.54%)
Total expenses		2.73%	2.92%	3.14%
Expenses before offsets		2.72%	2.92%	3.14%
Net expenses		2.70%	2.91%	3.13%
Portfolio turnover		120%	49%	72%
Net assets, ending (in thousands)		$18,053	$14,232	$8,934

See notes to financial highlights.

Financial Highlights
			Periods Ended
		March 31,	September 30,	September 30,
Class C Shares		2009	2008	2007
Net asset value, beginning		$13.31	$22.51	$21.34
Income from investment operations
Net investment income (loss)		(.01)	.19	.13
Net realized and unrealized gain (loss)		(4.78)	(7.40)	3.99
Total from investment operations		(4.79)	(7.21)	4.12
Distributions from
Net investment income		(.19)	(.06)	(.02)
Net realized gain		(.03)	(1.93)	(2.93)
Total distributions		(.22)	(1.99)	(2.95)
Total increase (decrease) in net asset value		(5.01)	(9.20)	1.17
Net asset value, ending		$8.30	$13.31	$22.51

Total return*		(36.16%)	(34.86%)	20.81%
Ratios to average net assets:A
Net investment income (loss)		(.13%) (a)	1.01%	.31%
Total expenses		2.86% (a)	2.47%	2.43%
Expenses before offsets		2.86% (a)	2.45%	2.41%
Net expenses		2.86% (a)	2.45%	2.40%
Portfolio turnover		65%	100%	82%
Net assets, ending (in thousands)		$17,618	$31,475	$50,790

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2006	2005	2004 (z)
Net asset value, beginning		$18.18	$14.91	$13.18
Income from investment operations
Net investment income (loss)		.13	.15	(.04)
Net realized and unrealized gain (loss)		3.06	3.12	1.92
Total from investment operations	.	3.19	3.27	1.88
Distributions from
Net investment income		(.03)	--	(.15)
Net realized gain		--	--	--
Total distributions		(.03)	--	(.15)
Total increase (decrease) in net asset value		3.16	3.27	1.73
Net asset value, ending		$21.34	$18.18	$14.91

Total return*		17.55%	21.93%	14.33%
Ratios to average net assets:A
Net investment income (loss)		.38%	.38%	(.25%)
Total expenses		2.57%	2.75%	2.85%
Expenses before offsets		2.56%	2.75%	2.85%
Net expenses		2.55%	2.74%	2.84%
Portfolio turnover		120%	49%	72%
Net assets, ending (in thousands)		$32,723	$22,856	$14,533

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009	2008	2007
Net asset value, beginning	$16.37	$27.15	$25.16
Income from investment operations
Net investment income	.08	.48	.34
Net realized and unrealized gain (loss)	(5.85)	(8.96)	4.93
Total from investment operations	(5.77)	(8.48)	5.27
Distributions from
Net investment income	(.48)	(.37)	(.35)
Net realized gain	(.03)	(1.93)	(2.93)
Total distributions	(.51)	(2.30)	(3.28)
Total increase (decrease) in net asset value	(6.28)	(10.78)	1.99
Net asset value, ending	$10.09	$16.37	$27.15

Total return*	(35.59%)	(33.84%)	22.49%
Ratios to average net assets:A
Net investment income (loss)	1.68% (a)	2.47%	1.74%
Total expenses	1.10% (a)	1.00%	.98%
Expenses before offsets	1.10% (a)	.98%	.96%
Net expenses	1.10% (a)	.97%	.96%
Portfolio turnover	65%	100%	82%
Net assets, ending (in thousands)	$74,957	$118,033	$181,672

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2006	2005	2004 (z)
Net asset value, beginning	$21.32	$17.45	$15.17
Income from investment operations
Net investment income	.37	.27	.27
Net realized and unrealized gain (loss)	3.72	3.88	2.19
Total from investment operations	4.09	4.15	2.46
Distributions from
Net investment income	(.25)	(.28)	(.18)
Net realized gain	--	--	--
Total distributions	(.25)	(.28)	(.18)
Total increase (decrease) in net asset value	3.84	3.87	2.28
Net asset value, ending	$25.16	$21.32	$17.45

Total return*	19.35%	23.92%	16.25%
Ratios to average net assets:A
Net investment income (loss)	1.84%	2.04%	1.60%
Total expenses	1.07%	1.17%	1.23%
Expenses before offsets	1.06%	1.11%	1.11%
Net expenses	1.05%	1.10%	1.10%
Portfolio turnover	120%	49%	72%
Net assets, ending (in thousands)	$124,197	$89,974	$48,420

See notes to financial highlights.

Financial Highlights

Period Ended
March 31,
Class Y Shares	2009#
Net asset value, beginning	$11.45
Income from investment operations
Net investment income	.07
Net realized and unrealized gain (loss)	(1.68)
Total from investment operations	(1.61)
Distributions from
Net investment income	(.01)
Net realized gain	(.03)
Total distributions	(.04)
Total increase (decrease) in net asset value	(1.65)
Net asset value, ending	$9.80

Total return*	(14.06%)
Ratios to average net assets:A
Net investment income (loss)	6.22% (a)
Total expenses	39.21% (a)
Expenses before offsets	1.39% (a)
Net expenses	1.39% (a)
Portfolio turnover	27%
Net assets, ending (in thousands)	$166

(a) Annualized.

A  Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z)  Per share figures are calculated using the Average Share Method.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**  Distribution is less than $0.01 per share.

# From October 31, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory and Investment Subadvisory Contracts

At a meeting held on December 2, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicates that the Fund's performance was below the median of its peer group for the one-, three- and five-year periods ended June 30, 2008. The data also indicated that the Fund underperformed its Lipper index for the same one-, three- and five-year periods. The Board took into account management's discussion of the Fund's performance, including certain measures management was considering implementing to address the Fund's underperformance. The Board noted the Advisor's continued monitoring of the Fund's performance. The Board also noted that the Subadvisor had assumed management of the Fund in March 2006 after the prior subadvisor had been replaced. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board also noted the Advisor's voluntary waiver of a portion of its advisory fee (for all classes). The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted the Advisor's voluntary waiver of a portion of its advisory fee (for all classes). The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class I shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board took into account that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund's assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk- adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert World Values International Equity Fund

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
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Taxable Money Market Funds
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Calvert International Opportunities Fund
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Balanced and Asset Allocation Funds
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Calvert Moderate Allocation Fund
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March 31, 2009

Semi-Annual Report

Calvert Capital
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President's Letter
1

SRI Update
5

Portfolio Management Discussion
8

Shareholder Expense Example
12

Statement of Net Assets
14

Statement of Operations
18

Statements of Changes in Net Assets
19

Notes to Financial Statements
21

Financial Highlights
26

Explanation of Financial Tables
30

Proxy Voting and Availability of Quarterly Portfolio Holdings
32

Basis for Board's Approval of Investment Advisory Contract
32

Dear Shareholders:

As you are well aware, we are facing one of the most volatile and difficult periods on record for the global financial markets. Over our six-month reporting period ended March 31, the markets were challenged by expanding worldwide recession, rising unemployment, corporate bailouts, and the collapse of several key financial institutions. In response, governments around the world began to implement stimulus measures to inject liquidity into the financial system, support banks, and thaw the credit markets.

Reflecting the struggle of economies worldwide, nearly all segments of the financial markets showed steep declines for the six-month reporting period. Money market funds and Treasuries were exceptions as investors became extremely risk-averse. Major stock indexes hit 12-year lows during this period, with a six-month loss of 30.54% for the Standard & Poor's 500 Index and a decline of 30.84% for international stocks as measured by the MSCI EAFE IMI.1 Despite an upturn in March, U.S. stocks of every style, strategy, and capitalization range fell during this six-month period, with the most notable losses experienced in the small-company and value indexes. The Barclays Capital Aggregate Bond Index managed to post a gain of 4.70%, primarily as a result of its holdings of Treasuries.

Economic data released at the beginning of 2009--from figures on gross domestic product (GDP), housing, and jobs, to consumer confidence, manufacturing, and corporate earnings data--confirmed that the global economic recession was synchronized and deepening. In response, the Federal Reserve signaled its intention to provide additional capital injections and guarantees for banks to help normalize the credit market environment.

Relief for Markets Under Pressure

Although the statistics and market conditions appear grim, we do see cause for some optimism. An unprecedented amount of resources by historical standards is being directed at repairing the struggling financial markets. The U.S. Federal Reserve and Treasury Department are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Program, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe our financial system will recover--slowly, and with new financial oversight, transparency, and regulations in place.

Sustainable and Responsible Investing (SRI)

One of the harshest lessons of this crisis is the damage that results from weak corporate governance, inadequate regulatory oversight, and the short-term profit focus of many financial institutions. Notably, because of our corporate governance criteria, Calvert's actively managed SRI equity funds avoided many of the worst-hit companies, such as Lehman Brothers, Citigroup, and Merrill Lynch.

The Obama administration and the new Congress have taken office at a time of extraordinary crisis, but also potential opportunity. We now have the chance to contain the recession, shore up the financial system, invest in a green economic renewal, and address the challenge of climate change--all at the same time.

In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever. In the last six months, we made progress on a number of sustainable and responsible investment initiatives.

We have been active in advocating for stronger corporate governance and financial market regulations, particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency. In January, Calvert sent recommendations to the Obama transition team regarding critical governance reforms. In March, Calvert joined with Social Investment Forum leaders to meet with SEC Commissioners to discuss shareholder rights and the need for greater disclosure on the part of companies. Advocating for these types of reforms is our top priority for 2009.

We promoted the Calvert Women's Principles (CWP) Initiative to help all kinds of organizations and investors learn about and implement the CWP through practical guidance and programs. Initiative partners have already participated in meetings for the San Francisco Gender Equality Principles Initiative and a March event sponsored by the U.N. Global Compact and the U.N. Development Fund for Women (UNIFEM) to advance women in the workplace, which featured the CWP as a baseline for a set of global women's principles.

Our New SRI Strategies

We have expanded our SRI family of funds to provide investors with greater choice as well as greater opportunity to influence corporate behavior. Our Calvert Solution™ and Calvert SAGE™ (Sustainability Achieved through Greater Engagement) Strategies now accompany our original core approach--Calvert Signature™ Strategies. Our Solution funds are geared toward addressing pressing environmental, sustainability, and governance (ESG) challenges through investing in sectors like alternative energy or water renewal. Our SAGE funds invest in and engage with selected companies that are willing to work toward specific ESG improvements.

In October 2008, Calvert Global Water Fund, which is our second Calvert Solution portfolio, began trading. Also, at the end of 2008, we launched Calvert Large Cap Value Fund, the first offering under our Calvert SAGE investment approach.

Looking Ahead

With the current recession well into its 16th month, it is clear that this is no ordinary recession. Although recovery may be protracted and volatile, we are also optimistic that the coordinated, global efforts of governments to shore up the financial system and reinvigorate the economy will prove effective over the long run.

In our view, the extreme pessimism in the markets and low valuations for all kinds of companies, even those with solid balance sheets and prospects, are creating some of the most attractive investment opportunities on record for investors with long-term time horizons. In the short term, however, we are likely to continue to see sharp pull-backs followed by short-lived rallies.

Review Your Financial Goals

The financial markets will probably continue to be volatile for the foreseeable future. In this environment, it's critical to maintain a long-term view of your investments. Investors who sell indiscriminately now may lock in substantial losses and, perhaps, miss the rebound when stocks, bonds, and other assets eventually recover. Now is a good time to meet with your financial advisor to review your strategic asset allocation and current portfolio holdings.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI).

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

The last six months have been a challenging time to be an investor. The financial crisis we've witnessed has shaken the foundations of Wall Street and the broader global economy. Experts widely agree that excessive speculation, lack of effective regulatory oversight of the financial markets, and a number of corporate governance failures were some of the main causes of the meltdown we've experienced.

Though these lessons are painful, there is a silver lining. In an effort to prevent similar situations from happening again, the fundamental assumptions about the appropriate balance between government and markets in general are being carefully reviewed. Calvert is right in the middle of the debate, using our position as a shareholder to press for governance improvements--particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency--and increasingly adding our voice to the policy debate in Washington, D.C. around regulatory reforms.

It is notable that the corporate governance standards for your funds helped us avoid many of the companies that have dominated the news headlines about the turmoil. We are also pleased to see support in the new administration and Congress for a green economic renewal and for tackling the challenge of climate change. In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever.

In the last six months, we made progress on a number of sustainable and responsible investment (SRI) initiatives, which we describe in more detail below.

Calvert's New SRI Strategies

Recognizing that investors want choice in how they meet their financial goals and impact corporate responsibility and sustainability practices, Calvert debuted its new line-up of SRI strategies during the reporting period:

Calvert Signature™ Strategies--Calvert's original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of environmental, sustainability, and governance performance.

Calvert Solution™ Strategies--A thematic approach to solving some of today's most pressing environmental and sustainability challenges. The Solution Strategies currently include alternative energy and water.

Calvert SAGE™ Strategies--An "enhanced engagement" approach emphasizing strategic engagement to advance environmental, sustainability, and governance performance in companies that may not meet certain standards today, but have the potential to improve. The first new product in this category is Calvert Large Cap Value Fund, one of the few SRI funds in this category.

Each of Calvert's three approaches is different, yet equally strong in performance potential and ability to influence corporate responsibility. For more information, please visit our website at www.calvert.com/sri.html.

Shareholder Advocacy

So far in 2009, we have filed or co-filed 31 shareholder resolutions in a variety of areas--and more than one-third have already been withdrawn after receiving a commitment from company management on the issue. In addition to the ones discussed below, about one-quarter were filed to encourage sustainability disclosure and six were in favor of board diversity. The financial crisis has played a role as well--we filed resolutions regarding responsible lending practices at two firms, and two more on loan servicing policy at Goldman Sachs and PNC Financial Group.1

Executive Compensation

Much of the discussion around the role corporations played in the financial crisis has centered on executive compensation--especially with regard to financial firms accepting federal support. In recent years, Calvert has stepped up its involvement in this core governance issue. In early 2009, we filed proposals with American Express and Huntington Bancshares asking the companies to provide shareholders with a "say on pay." Since both companies are participating in the Troubled Asset Relief Program (TARP), they are now required to hold a vote on this issue during next year's proxy season. Both companies also agreed to give public statements of support on the issues that Calvert raised, so we successfully withdrew our resolutions with the companies. Their public statements are important because they put pressure on other companies that have received taxpayer money to acknowledge say on pay as an evolving standard of good governance practice.

Tracking Political Spending

Calvert also signed on to a letter written by the Center for Political Accountability sent to 19 financial companies that received more than $1 billion under TARP. The letter called for these companies to establish board-level oversight and disclosure of corporate political spending. This action builds upon Calvert's direct engagement during the past several years with companies to advocate for such disclosure. This year, Calvert filed a resolution with U.S. Bancorp that resulted in an agreement from the company to provide the requested disclosure. These measures are part of the transparency and accountability necessary to rebuild investor and public trust.

Water Advocacy Issues

Water is quickly emerging as one of the most critical environmental and human rights issues of the 21st century. As such, Calvert launched Calvert Global Water Fund which is the only mutual fund addressing water issues with a specific focus on the use of advocacy as a component of its investment process. Calvert has been actively involved in the efforts to forge a global consensus concerning the human rights responsibilities of business connected to water--joining and participating in the United Nations Global Compact's CEO Water Mandate, among other action groups. On the company side, the focus has been on encouraging firms to improve disclosure and transparency regarding their water impacts through shareholder resolutions, letters to companies held by the fund, and ongoing dialogue.

Special Equities

A modest but important portion of certain portfolios is allocated to venture capital investment in companies that are developing products or services that address important sustainability or environmental issues. During the past six months, the program has focused on supporting earlier investments such as GROSolar.2 Vermont-based GROSolar is one of the four largest solar panel distributors in the U.S. The company is currently enjoying strong demand for its products and services--which should be further bolstered by solar-friendly provisions in the January economic stimulus package. Smart public relations efforts, such as a PBS-TV episode of "This Old House" featuring GROSolar CEO Jeff Wolfe, have certainly helped as well. The program showed how a Massachusetts couple quickly and affordably turned their modest 1970s-era house into a model for green technology.

Community Investments

Several of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate 1% to 3% of Fund assets to investments that provide economic opportunity for struggling populations.3 Importantly, the loans underwritten by this program have remained extremely sound during a period in which other credit products have had negative returns. Shareholders can feel proud about the success of these investments on the basis of both financial return and societal impact.

In early 2009, the Foundation closed two loans to Fair Trade organizations such as PRODECOOP in Nicaragua, which provides its 2,318 member families assistance with sustainable coffee production practices and with marketing their coffee. The cooperative structure of the loans will strengthen the farmers' position during negotiations with coffee buyers--allowing them to earn a year-round income and provide their families with education and health services. We are proud to continue to support community investments, which help direct capital to meeting real human needs.

1. The following holdings represented the following percentages of Fund net assets as of March 31, 2009: Goldman Sachs 0.06% of CSIF Balanced Portfolio, 0.80% of CSIF Enhanced Equity Portfolio, 1.10% of Calvert Social Index Fund and 1.43% of Calvert Large Cap Value Fund. PNC Financial Group represented 0.21% of Calvert Enhanced Equity Portfolio and 0.29% of Calvert Social Index. American Express represented 0.10% of CSIF Enhanced Equity Portfolio, 0.06% of CSIF Balanced Portfolio, and 0.33% of Calvert Social Index Fund. Huntington Bancshares represented 0.01% of Calvert Social Index Fund. U.S. Bancorp represented 0.59% of Calvert Social Index Fund and 0.46% of CSIF Enhanced Equity Portfolio.

2. As of March 31, 2009, GROSolar represented 0.55% of CSIF Equity Portfolio.

3. As of March 31, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 1.94%, Calvert World Values International Equity Fund 1.46%, Calvert New Vision Small Cap Fund 1.65%, and Calvert Large Cap Growth Fund 0.42%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Michelle Clayman
Nathaniel Paull
of New Amsterdam Partners LLC

Performance

In the six months ended March 31, 2009, the return on Calvert Capital Accumulation Fund was -31.13%. The benchmark Russell Midcap Growth Index returned -29.81%. The Fund's underperformance of the benchmark resulted mainly from the Fund's stock selection.

Investment Climate

The barrage of bad economic news and poor stock market returns has been severe over the past six months. In the fourth quarter of 2008, the U.S. economy (as represented by gross domestic product) contracted by 6.3%, worse than expected, and unemployment rose steadily to exceed 8% by the end of the reporting period. However, consumer spending appears to have flattened out, so we believe first-quarter economic growth will be less negative than feared.

Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/09	12 Months ended 3/31/09
Class A	-31.13%	-37.37%
Class B	-31.52%	-38.02%
Class C	-31.39%	-37.88%
Class I	-30.76%	-36.80%
Russell Mid-Cap
Growth Index**	-29.81%	-39.58%
Lipper Mid-Cap
Growth Funds Avg.	-29.86%	-38.87%

Ten Largest Stock Holdings
	% of Net Assets
Advance Auto Parts, Inc.	4.3%
Praxair, Inc.	4.3%
Sybase, Inc.	4.0%
CenturyTel, Inc.	3.3%
SPX Corp.	3.2%
Global Payments, Inc.	3.1%
Strayer Education, Inc.	3.0%
DaVita, Inc.	3.0%
Millipore Corp.	3.0%
Iron, Inc.	2.9%
Total	34.1%

Economic Sectors	% of total investments
Consumer Discretionary	15.8%
Consumer Staples	4.9%
Energy	8.0%
Financial	6.2%
Government	3.6%
Health Care	19.5%
Industrials	10.3%
Information Technology	16.7%
Materials	7.2%
Telecommunication Services	3.4%
Utilities	4.4%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-40.34%
Five year	-7.47%
Ten year	-3.81%

Class B Shares
One year	-41.12%
Five year	-7.59%
Ten year	-4.19%

Class C Shares
One year	-38.50%
Five year	-7.30%
Ten year	-4.11%

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares*
One year	-36.80%
Five year	-5.77%
Ten year	-2.40%

Performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

*  Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

The broader large-cap Russell 1000 Index fell 30.59% during the reporting period while the Russell MidCap Index sank slightly more, returning -33.80%. Among mid-cap stocks, growth outperformed value with returns of -29.81% for the Russell Midcap Growth Index versus -37.87% for the Russell Midcap Value Index.

Portfolio Strategy

Portfolio Changes

Over the past six months, we sold 10 stocks and purchased nine. Transactions undertaken in the fourth quarter generally reflect a more defensive posture. Some included the sale of more cyclical Information Technology names such as Dolby Laboratories and Flir Systems, replacing them with Harris and Lexmark International, which are traditionally more stable revenue generators. We also increased our defensiveness by building our exposure to the Consumer Staples area with the purchase of J.M. Smucker, a packaged foods company. Within Industrials, we purchased Brink's and sold the more cyclical Donaldson. Rounding out the transactions completed by year-end, we added to our Materials exposure by buying Lubrizol and we trimmed our Health Care exposure with the sale of Laboratory Corporation of America Holdings.

In the first quarter, we sold two stocks we had bought in the fourth quarter--Lubrizol, due to concerns over potentially aggressive accounting practices, and Lexmark, which posted disappointing earnings. Another Information Technology stock, Amphenol, was also sold after an earnings disappointment. We also added to our Consumer Discretionary holdings with Gamestop, relaxing the previous quarter's defensive stance to some extent.

Key Performance Factors

Overall, our sector selection was strong but our stock selection was weak. An underweight to Financials and Industrials as well as an overweight to Materials added value, while an underweight to Consumer Discretionary detracted from performance.

Our stock picks in Consumer Discretionary and Consumer Staples added value. In general, names that enjoyed the most success were driven higher by positive earnings surprises. Materials holding Praxair (-4.9%) and Sybase (-1.1%) in Information Technology held up relatively well thanks to solid consecutive quarterly earnings reports.1 In Consumer Discretionary, Advance Auto Parts gained 3.9% and Ross Stores lost just 1.9%, with both proving to be counter-cyclical with strong relative performance.

Stock selection was weak in Information Technology, Energy, and Health Care. As energy commodity prices dropped steeply, St. Mary Land & Exploration lost 62.8% and Swift Energy fell 84% before it was sold. Industrials holding Bucyrus International slid 65.9% as well. In Information Technology, Itron (-46.5%) lost ground on disappointing earnings guidance. Also, Deckers Outdoor declined -49.0% on management's tempered outlook for profits.

Over the recent months we have scaled back our defensive posture, reducing our overweight to the Health Care sector (which served us well in 2008) and increasing exposure to more cyclical names. We still remain underweight to finance stocks as we believe the sector will take some time to recover from its malaise, though we expect to increase our exposure (back toward benchmark weight) over the coming months.

Outlook

The economy is still in bad shape and gross domestic product is likely to show little, if any, growth over the course of 2009. While the consumer is still weak, spending is not declining at the rate we saw at the end of 2008. Unemployment may rise further, yet it is a lagging indicator and will only improve when the recovery is solidly under way. Inflation is benign at the moment. Also, the federal government has a massive stimulus effort underway, with the Federal Reserve saying it stands ready to do even more. The stimulus will help avert deflation while supporting economic growth. While credit is still tight, housing affordability is up and the mortgage cleanup is under way.

We believe these points are supportive of the equity markets. Also, institutional investors are underweight U.S. equities and their normal rebalancing will drive demand for stocks. In addition, there is a large amount of cash on the sidelines (some estimates are $9 trillion) which will be put to work when investors are ready to stomach risk and look for return.

As always, risks remain. There will be diminishing returns to ever-increasing amounts of stimulus funds, and the stimulus may be less effective in the long term if it favors short-term increases in government services over long-term growth drivers such as infrastructure spending. Housing inventories are still high. Households are reeling from negative wealth effects. Corporate credit quality is still dropping and credit is still tight. Additionally, the near-term earnings outlook is still poor. A longer-run risk is the re-ignition of inflation once the economy recovers, if the stimulus spigots are not turned off soon enough (which may happen as a result of political pressure). But on balance, we expect the equity market to be higher by year-end--although it may take three to five years to regain all of its lost ground.

April 2009

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2009, the following companies represented the following percentages of Fund net assets: Dolby 0%, Flir Systems 0%, Harris 2.3%, Lexmark 0%, J.M. Smucker 2.20%, Amphenol 0%, Gamestop 2.9%, Brink's 2.4%, Donaldson 0%, Lubrizol 0%, Laboratory Corp. 0%, Praxair 4.3%, Sybase 4.0%, Advance Auto Parts 4.3%, Ross Stores 2.7%, St. Mary Land & Exploration 2.0%, Swift Energy 0%, Bucyrus International 1.5%, Itron 2.9%, Deckers Outdoor 2.8%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$688.70	$8.14
Hypothetical	$1,000.00	$1,015.29	$9.71
(5% return per year before expenses)
Class B
Actual	$1,000.00	$684.80	$12.74
Hypothetical	$1,000.00	$1,009.80	$15.20
(5% return per year before expenses)
Class C
Actual	$1,000.00	$686.10	$11.57
Hypothetical	$1,000.00	$1,011.21	$13.80
(5% return per year before expenses)
Class I
Actual	$1,000.00	$692.40	$3.63
Hypothetical	$1,000.00	$1,020.64	$4.33
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.93%, 3.03%, 2.75% and 0.86% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2009
Equity Securities - 93.8%	Shares	Value
Capital Markets - 4.3%
Affiliated Managers Group, Inc.*	37,200	$1,551,612
Federated Investors, Inc., Class B	65,500	1,458,030
		3,009,642

Chemicals - 4.3%
Praxair, Inc.	44,800	3,014,592

Commercial Services & Supplies - 2.4%
Brink's Co.	65,000	1,719,900

Communications Equipment - 2.3%
Harris Corp.	56,100	1,623,534

Diversified Consumer Services - 3.0%
Strayer Education, Inc.	11,850	2,131,459

Diversified Telecommunication Services - 3.3%
CenturyTel, Inc.	84,100	2,364,892

Electronic Equipment & Instruments - 4.8%
Itron, Inc.*	43,700	2,069,195
Mettler-Toledo International, Inc.*	25,100	1,288,383
		3,357,578

Energy Equipment & Services - 4.5%
FMC Technologies, Inc.*	56,150	1,761,426
Superior Energy Services, Inc.*	108,700	1,401,143
		3,162,569

Food Products - 2.2%
J.M. Smucker Co.	41,700	1,554,159

Gas Utilities - 4.3%
Energen Corp.	48,700	1,418,631
Questar Corp.	56,300	1,656,909
		3,075,540

Health Care Equipment & Supplies - 4.3%
Hospira, Inc.*	42,600	1,314,636
Immucor, Inc.*	67,800	1,705,170
		3,019,806

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 7.2%
DaVita, Inc.*	48,400	$2,127,180
Healthspring, Inc.*	121,000	1,012,770
Lincare Holdings, Inc.*	90,900	1,981,620
		5,121,570

Household Products - 2.6%
Church & Dwight Co., Inc.	35,750	1,867,223

IT Services - 3.1%
Global Payments, Inc.	64,800	2,164,968

Life Sciences - Tools & Services - 5.3%
Dionex Corp.*	35,800	1,691,550
Millipore Corp.*	36,400	2,089,724
		3,781,274

Machinery - 4.7%
Bucyrus International, Inc.	68,700	1,042,866
SPX Corp.	48,100	2,261,181
		3,304,047

Metals & Mining - 2.9%
Reliance Steel & Aluminum Co.	76,500	2,014,245

Oil, Gas & Consumable Fuels - 3.5%
Denbury Resources, Inc.*	70,200	1,043,172
St. Mary Land & Exploration Co.	108,700	1,438,101
		2,481,273

Pharmaceuticals - 2.5%
Endo Pharmaceuticals Holdings, Inc.*	100,300	1,773,304

Professional Services - 1.4%
Watson Wyatt Worldwide, Inc.	20,400	1,007,148

Software - 6.5%
ANSYS, Inc.*	69,600	1,746,960
Sybase, Inc.*	94,200	2,853,318
		4,600,278

Specialty Retail - 9.9%
Advance Auto Parts, Inc.	74,700	3,068,676
GameStop Corp.*	73,400	2,056,668
Ross Stores, Inc.	52,700	1,890,876
		7,016,220

Textiles, Apparel & Luxury Goods - 2.8%
Deckers Outdoor Corp.*	36,650	1,943,916

Equity Securities - Cont'd	Shares	Value
Trading Companies & Distributors - 1.7%
WESCO International, Inc.*	67,200	$1,217,664

Total Equity Securities (Cost $85,403,173)		66,326,801

	Principal
High Social Impact Investments - 1.9%	Amount
Calvert Social Investment Foundation Notes, 3.00%, 7/1/11 (b)(i)(r)	$1,419,488	1,361,644

Total High Social Impact Investments (Cost $1,419,488)		1,361,644

U.S. Government Agencies
and Instrumentalities - 3.5%
Federal Home Loan Bank Discount Notes, 4/1/09	2,500,000	2,500,000

Total U.S. Government Agencies And Instrumentalities (Cost $2,500,000)		2,500,000

TOTAL INVESTMENTS (Cost $89,322,661) - 99.2%		70,188,445
Other assets and liabilities, net - 0.8%		572,953
Net Assets - 100%		$70,761,398

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 3,585,991 shares outstanding		$82,202,232
Class B: 314,911 shares outstanding		8,548,359
Class C: 477,977 shares outstanding		10,085,048
Class I: 171,361 shares outstanding		3,872,936
Undistributed net investment income (loss)		(363,939)
Accumulated net realized gain (loss) on investments		(14,449,022)
Net unrealized appreciation (depreciation) on investments		(19,134,216)

Net Assets		$70,761,398

Net Asset Value Per Share:
Class A (based on net assets of $56,799,203)		$15.84
Class B (based on net assets of $4,480,838)		$14.23
Class C (based on net assets of $6,626,075)		$13.86
Class I (based on net assets of $2,855,282)		$16.66

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 3.00%, 7/1/11	7/1/08	$1,419,488

* Non income producing security.

(b) This security was valued by the Board of Directors, see Note A.

(i) Restricted securities represent 1.9% of the net assets of the Fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2009
Net Investment Income
Investment Income:
Dividend income	$395,130
Interest income	21,430
Total investment income	416,560

Expenses:
Investment advisory fee	248,093
Transfer agency fees and expenses	182,620
Administrative Services fees	93,238
Distribution Plan expenses:
Class A	106,733
Class B	26,032
Class C	36,152
Directors' fees and expenses	7,762
Custodian fees	12,896
Registration fees	21,106
Reports to shareholders	34,704
Professional fees	14,277
Miscellaneous	7,275
Total expenses	790,888
Reimbursement from Advisor:
Class I	(6,706)
Fees paid indirectly	(3,683)
Net expenses	780,499

Net Investment Income (Loss)	(363,939)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(8,507,527)
Change in unrealized appreciation or (depreciation)	(24,298,499)

Net Realized and Unrealized Gain
(Loss) on Investments	(32,806,026)

Increase (Decrease) in Net Assets
Resulting From Operations	($33,169,965)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	($363,939)	($1,151,839)
Net realized gain (loss)	(8,507,527)	(5,869,459)
Change in unrealized appreciation
or (depreciation)	(24,298,499)	(15,315,721)

Increase (Decrease) in Net Assets
Resulting From Operations	(33,169,965)	(22,337,019)

Distributions to shareholders from:
Net realized gain:
Class A Shares	--	(1,537,122)
Class B Shares	--	(181,193)
Class C Shares	--	(216,492)
Class I Shares	--	(50,422)
Total distributions	--	(1,985,229)

Capital share transactions:
Shares sold:
Class A Shares	6,860,629	16,454,254
Class B Shares	224,284	680,800
Class C Shares	371,913	1,135,109
Class I Shares	610,126	1,302,429
Reinvestment of distributions:
Class A Shares	--	1,448,693
Class B Shares	--	170,117
Class C Shares	--	181,236
Class I Shares	--	50,422
Redemption fees:
Class A Shares	10,995	1,244
Class B Shares	1	186
Class C Shares	82	17
Shares redeemed:
Class A Shares	(8,878,397)	(21,497,399)
Class B Shares	(1,117,769)	(2,675,294)
Class C Shares	(776,681)	(1,889,931)
Class I Shares	(196,915)	(1,391,848)
Total capital share transactions	(2,891,732)	(6,029,965)

Total Increase (Decrease) in Net Assets	(36,061,697)	(30,352,213)

Net Assets
Beginning of period	106,823,095	137,175,308
End of period (including net investment loss
of $363,939 and $0, respectively)	$70,761,398	$106,823,095

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	403,119	619,088
Class B Shares	15,483	28,164
Class C Shares	25,293	48,033
Class I Shares	34,027	47,442
Reinvestment of distributions:
Class A Shares	--	51,924
Class B Shares	--	6,700
Class C Shares	--	7,349
Class I Shares	--	1,739
Shares redeemed:
Class A Shares	(521,948)	(807,773)
Class B Shares	(76,124)	(111,834)
Class C Shares	(54,743)	(80,380)
Class I Shares	(11,158)	(48,548)
Total capital share activity	(186,051)	(238,096)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2009 securities valued at $1,361,644, or 1.9% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$66,326,801
Level 2 - Other Significant Observable Inputs	2,500,000
Level 3 - Significant Unobservable Inputs	1,361,644*
Total	$70,188,445

*Level 3 securities represent 1.9% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is payable to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Under the terms of the agreement, $37,106 was payable at period end. In addition, $41,755 was payable at period end for operating expenses paid by the Advisor during March 2009.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $13,927 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .35%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $25,047 was payable at period end.

The Distributor received $6,806 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $46,784 for the six months ended March 31, 2009. Under the terms of the agreement, $7,745 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $23,823,113 and $26,863,381, respectively.

The cost of investments owned at March 31, 2009 for federal income tax purposes was $89,620,525. Net unrealized depreciation aggregated $19,432,080, of which $3,530,730 related to appreciated securities and $22,962,810 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $372,018 at September 30, 2008 may be utilized to offset future capital gains until expiration in September 2016.

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit during the six months ended March 31, 2009.

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008	2007 (z)
Net asset value, beginning	$23.00	$28.11	$24.02
Income from investment operations
Net investment income (loss)	(.07)	(.21)	(.26)
Net realized and unrealized gain (loss)	(7.09)	(4.49)	4.35
Total from investment operations	(7.16)	(4.70)	4.09
Distributions from
Net realized gain	--	(.41)	--
Total distributions	--	(.41)	--
Total increase (decrease) in net asset value	(7.16)	(5.11)	4.09
Net asset value, ending	$15.84	$23.00	$28.11

Total return*	(31.13%)	(16.97%)	17.03%
Ratios to average net assets:A
Net investment income (loss)	(.84%) (a)	(.79%)	(.98%)
Total expenses	1.94% (a)	1.66%	1.66%
Expenses before offsets	1.94% (a)	1.66%	1.66%
Net expenses	1.93% (a)	1.65%	1.64%
Portfolio turnover	30%	49%	47%
Net assets, ending (in thousands)	$56,799	$85,195	$107,976

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$23.42	$21.60	$19.82
Income from investment operations
Net investment income (loss)	(.27)	(.31)	(.32)
Net realized and unrealized gain (loss)	.87	2.13	2.10
Total from investment operations	.60	1.82	1.78
Total increase (decrease) in net asset value	.60	1.82	1.78
Net asset value, ending	$24.02	$23.42	$21.60

Total return*	2.56%	8.43%	8.98%
Ratios to average net assets:A
Net investment income (loss)	(1.05%)	(1.26%)	(1.41%)
Total expenses	1.71%	1.68%	1.73%
Expenses before offsets	1.71%	1.68%	1.73%
Net expenses	1.69%	1.68%	1.72%
Portfolio turnover	31%	157%	101%
Net assets, ending (in thousands)	$103,499	$110,970	$111,520

See notes to financial highlights.

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2009	2008	2007 (z)
Net asset value, beginning	$20.78	$25.66	$22.13
Income from investment operations
Net investment income (loss)	(.16)	(.47)	(.45)
Net realized and unrealized gain (loss)	(6.39)	(4.00)	3.98
Total from investment operations	(6.55)	(4.47)	3.53
Distributions from
Net realized gain	--	(.41)	--
Total distributions	--	(.41)	--
Total increase (decrease) in net asset value	(6.55)	(4.88)	3.53
Net asset value, ending	$14.23	$20.78	$25.66

Total return*	(31.52%)	(17.70%)	15.95%
Ratios to average net assets:A
Net investment income (loss)	(1.96%) (a)	(1.73%)	(1.86%)
Total expenses	3.04% (a)	2.57%	2.54%
Expenses before offsets	3.04% (a)	2.57%	2.54%
Net expenses	3.03% (a)	2.56%	2.52%
Portfolio turnover	30%	49%	47%
Net assets, ending (in thousands)	$4,481	$7,803	$11,613

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$21.76	$20.24	$18.73
Income from investment operations
Net investment income (loss)	(.49)	(.49)	(.48)
Net realized and unrealized gain (loss)	.86	2.01	1.99
Total from investment operations	.37	1.52	1.51
Total increase (decrease) in net asset value	.37	1.52	1.51
Net asset value, ending	$22.13	$21.76	$20.24

Total return*	1.70%	7.51%	8.06%
Ratios to average net assets:A
Net investment income (loss)	(1.91%)	(2.12%)	(2.28%)
Total expenses	2.57%	2.54%	2.60%
Expenses before offsets	2.57%	2.54%	2.60%
Net expenses	2.55%	2.53%	2.59%
Portfolio turnover	31%	157%	101%
Net assets, ending (in thousands)	$13,752	$16,503	$16,936

See notes to financial highlights.

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009	2008	2007 (z)
Net asset value, beginning	$20.20	$24.93	$21.47
Income from investment operations
Net investment income (loss)	(.13)	(.38)	(.41)
Net realized and unrealized gain (loss)	(6.21)	(3.94)	3.87
Total from investment operations	(6.34)	(4.32)	3.46
Distributions from
Net realized gain	--	(.41)	--
Total distributions	--	(.41)	--
Total increase (decrease) in net asset value	(6.34)	(4.73)	3.46
Net asset value, ending	$13.86	$20.20	$24.93

Total return*	(31.39%)	(17.62%)	16.12%
Ratios to average net assets:A
Net investment income (loss)	(1.66%) (a)	(1.57%)	(1.74%)
Total expenses	2.76% (a)	2.42%	2.42%
Expenses before offsets	2.76% (a)	2.42%	2.42%
Net expenses	2.75% (a)	2.42%	2.41%
Portfolio turnover	30%	49%	47%
Net assets, ending (in thousands)	$6,626	$10,252	$13,275

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$21.10	$19.62	$18.15
Income from investment operations
Net investment income (loss)	(.42)	(.44)	(.43)
Net realized and unrealized gain (loss)	.79	1.92	1.90
Total from investment operations	.37	1.48	1.47
Total increase (decrease) in net asset value	.37	1.48	1.47
Net asset value, ending	$21.47	$21.10	$19.62

Total return*	1.75%	7.54%	8.10%
Ratios to average net assets:A
Net investment income (loss)	(1.84%)	(2.07%)	(2.23%)
Total expenses	2.49%	2.49%	2.55%
Expenses before offsets	2.49%	2.49%	2.55%
Net expenses	2.47%	2.49%	2.54%
Portfolio turnover	31%	157%	101%
Net assets, ending (in thousands)	$12,831	$14,038	$12,914

See notes to financial highlights.

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009	2008	2007 (z)
Net asset value, beginning	$24.06	$29.16	$24.73
Income from investment operations
Net investment income (loss)	.02	**	(.05)
Net realized and unrealized gain (loss)	(7.42)	(4.69)	4.48
Total from investment operations	(7.40)	(4.69)	4.43
Distributions from
Net realized gain	--	(.41)	--
Total distributions	--	(.41)	--
Total increase (decrease) in net asset value	(7.40)	(5.10)	4.43
Net asset value, ending	$16.66	$24.06	$29.16

Total return*	(30.76%)	(16.31%)	17.91%
Ratios to average net assets:A
Net investment income (loss)	.25% (a)	.01%	(0.19%)
Total expenses	1.33% (a)	1.18%	1.14%
Expenses before offsets	.87% (a)	.87%	.87%
Net expenses	.86% (a)	.86%	.86%
Portfolio turnover	30%	49%	47%
Net assets, ending (in thousands)	$2,855	$3,573	$4,311

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$23.89	$21.85	$19.88
Income from investment operations
Net investment income (loss)	(.02)	(.06)	(.09)
Net realized and unrealized gain (loss)	.86	2.10	2.06
Total from investment operations	.84	2.04	1.97
Total increase (decrease) in net asset value	.84	2.04	1.97
Net asset value, ending	$24.73	$23.89	$21.85

Total return*	3.52%	9.34%	9.91%
Ratios to average net assets:A
Net investment income (loss)	(0.20%)	(0.43%)	(0.54%)
Total expenses	1.90%	1.28%	1.23%
Expenses before offsets	.88%	.87%	.86%
Net expenses	.86%	.86%	.86%
Portfolio turnover	31%	157%	101%
Net assets, ending (in thousands)	$3,273	$2,596	$955

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory and Investment Subadvisory Contracts

At a meeting held on December 2, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund's performance was above the median of its peer group for the one-year period ended June 30, 2008 and below the median of its peer group for the three- and five-year periods ended June 30, 2008. The data also indicated that the Fund outperformed its Lipper index for the one-year period ended June 30, 2008 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2008. The Board took into account management's discussion of the Fund's performance and the factors that contributed to such underperformance. The Board considered the Advisor's continued monitoring of the Fund's performance. The Board took into account the Fund's improved performance and noted that the Fund's performance prior to September 2005 was attributable to the Fund's previous subadvisor. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class I shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Capital Accumulation Fund

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Calvert Group
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Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

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March 31, 2009

Semi-Annual Report

Calvert International Opportunities Fund

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President's Letter
1

SRI Update
5

Portfolio Management Discussion
8

Shareholder Expense Example
12

Statement of Net Assets
14

Statement of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
20

Financial Highlights
25

Explanation of Financial Tables
28

Proxy Voting and Availability of Quarterly Portfolio Holdings
30

Basis for Board's Approval of Investment Advisory Contract
30

Dear Shareholder:

As you are well aware, we are facing one of the most volatile and difficult periods on record for the global financial markets. Over our six-month reporting period ended March 31, the markets were challenged by expanding worldwide recession, rising unemployment, corporate bailouts, and the collapse of several key financial institutions. In response, governments around the world began to implement stimulus measures to inject liquidity into the financial system, support banks, and thaw the credit markets.

Reflecting the struggle of economies worldwide, nearly all segments of the financial markets showed steep declines for the six-month reporting period. Money market funds and Treasuries were exceptions as investors became extremely risk-averse. Major stock indexes hit 12-year lows during this period, with a six-month loss of 30.54% for the Standard & Poor's 500 Index and a decline of 30.84% for international stocks as measured by the MSCI EAFE IMI.1 Despite an upturn in March, U.S. stocks of every style, strategy, and capitalization range fell during this six-month period, with the most notable losses experienced in the small-company and value indexes. The Barclays Capital Aggregate Bond Index managed to post a gain of 4.70%, primarily as a result of its holdings of Treasuries.

Economic data released at the beginning of 2009--from figures on gross domestic product (GDP), housing, and jobs, to consumer confidence, manufacturing, and corporate earnings data--confirmed that the global economic recession was synchronized and deepening. In response, the Federal Reserve signaled its intention to provide additional capital injections and guarantees for banks to help normalize the credit market environment.

Relief for Markets Under Pressure

Although the statistics and market conditions appear grim, we do see cause for some optimism. An unprecedented amount of resources by historical standards is being directed at repairing the struggling financial markets. The U.S. Federal Reserve and Treasury Department are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Program, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe our financial system will recover--slowly, and with new financial oversight, transparency, and regulations in place.

Sustainable and Responsible Investing (SRI)

One of the harshest lessons of this crisis is the damage that results from weak corporate governance, inadequate regulatory oversight, and the short-term profit focus of many financial institutions. Notably, because of our corporate governance criteria, Calvert's actively managed SRI equity funds avoided many of the worst-hit companies, such as Lehman Brothers, Citigroup, and Merrill Lynch.

The Obama administration and the new Congress have taken office at a time of extraordinary crisis, but also potential opportunity. We now have the chance to contain the recession, shore up the financial system, invest in a green economic renewal, and address the challenge of climate change--all at the same time.

In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever. In the last six months, we made progress on a number of sustainable and responsible investment initiatives.

We have been active in advocating for stronger corporate governance and financial market regulations, particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency. In January, Calvert sent recommendations to the Obama transition team regarding critical governance reforms. In March, Calvert joined with Social Investment Forum leaders to meet with SEC Commissioners to discuss shareholder rights and the need for greater disclosure on the part of companies. Advocating for these types of reforms is our top priority for 2009.

We promoted the Calvert Women's Principles (CWP) Initiative to help all kinds of organizations and investors learn about and implement the CWP through practical guidance and programs. Initiative partners have already participated in meetings for the San Francisco Gender Equality Principles Initiative and a March event sponsored by the U.N. Global Compact and the U.N. Development Fund for Women (UNIFEM) to advance women in the workplace, which featured the CWP as a baseline for a set of global women's principles.

Our New SRI Strategies

We have expanded our SRI family of funds to provide investors with greater choice as well as greater opportunity to influence corporate behavior. Our Calvert Solution™ and Calvert SAGE™ (Sustainability Achieved through Greater Engagement) Strategies now accompany our original core approach--Calvert Signature™ Strategies. Our Solution funds are geared toward addressing pressing environmental, sustainability, and governance (ESG) challenges through investing in sectors like alternative energy or water renewal. Our SAGE funds invest in and engage with selected companies that are willing to work toward specific ESG improvements.

In October 2008, Calvert Global Water Fund, which is our second Calvert Solution portfolio, began trading. Also, at the end of 2008, we launched Calvert Large Cap Value Fund, the first offering under our Calvert SAGE investment approach.

Looking Ahead

With the current recession well into its 16th month, it is clear that this is no ordinary recession. Although recovery may be protracted and volatile, we are also optimistic that the coordinated, global efforts of governments to shore up the financial system and reinvigorate the economy will prove effective over the long run.

In our view, the extreme pessimism in the markets and low valuations for all kinds of companies, even those with solid balance sheets and prospects, are creating some of the most attractive investment opportunities on record for investors with long-term time horizons. In the short term, however, we are likely to continue to see sharp pull-backs followed by short-lived rallies.

Review Your Financial Goals

The financial markets will probably continue to be volatile for the foreseeable future. In this environment, it's critical to maintain a long-term view of your investments. Investors who sell indiscriminately now may lock in substantial losses and, perhaps, miss the rebound when stocks, bonds, and other assets eventually recover. Now is a good time to meet with your financial advisor to review your strategic asset allocation and current portfolio holdings.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI).

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

The last six months have been a challenging time to be an investor. The financial crisis we've witnessed has shaken the foundations of Wall Street and the broader global economy. Experts widely agree that excessive speculation, lack of effective regulatory oversight of the financial markets, and a number of corporate governance failures were some of the main causes of the meltdown we've experienced.

Though these lessons are painful, there is a silver lining. In an effort to prevent similar situations from happening again, the fundamental assumptions about the appropriate balance between government and markets in general are being carefully reviewed. Calvert is right in the middle of the debate, using our position as a shareholder to press for governance improvements--particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency--and increasingly adding our voice to the policy debate in Washington, D.C. around regulatory reforms.

It is notable that the corporate governance standards for your funds helped us avoid many of the companies that have dominated the news headlines about the turmoil. We are also pleased to see support in the new administration and Congress for a green economic renewal and for tackling the challenge of climate change. In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever.

In the last six months, we made progress on a number of sustainable and responsible investment (SRI) initiatives, which we describe in more detail below.

Calvert's New SRI Strategies

Recognizing that investors want choice in how they meet their financial goals and impact corporate responsibility and sustainability practices, Calvert debuted its new line-up of SRI strategies during the reporting period:

Calvert Signature™ Strategies--Calvert's original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of environmental, sustainability, and governance performance.

Calvert Solution™ Strategies--A thematic approach to solving some of today's most pressing environmental and sustainability challenges. The Solution Strategies currently include alternative energy and water.

Calvert SAGE™ Strategies--An "enhanced engagement" approach emphasizing strategic engagement to advance environmental, sustainability, and governance performance in companies that may not meet certain standards today, but have the potential to improve. The first new product in this category is Calvert Large Cap Value Fund, one of the few SRI funds in this category.

Each of Calvert's three approaches is different, yet equally strong in performance potential and ability to influence corporate responsibility. For more information, please visit our website at www.calvert.com/sri.html.

Shareholder Advocacy

So far in 2009, we have filed or co-filed 31 shareholder resolutions in a variety of areas--and more than one-third have already been withdrawn after receiving a commitment from company management on the issue. In addition to the ones discussed below, about one-quarter were filed to encourage sustainability disclosure and six were in favor of board diversity. The financial crisis has played a role as well--we filed resolutions regarding responsible lending practices at two firms, and two more on loan servicing policy at Goldman Sachs and PNC Financial Group.1

Executive Compensation

Much of the discussion around the role corporations played in the financial crisis has centered on executive compensation--especially with regard to financial firms accepting federal support. In recent years, Calvert has stepped up its involvement in this core governance issue. In early 2009, we filed proposals with American Express and Huntington Bancshares asking the companies to provide shareholders with a "say on pay." Since both companies are participating in the Troubled Asset Relief Program (TARP), they are now required to hold a vote on this issue during next year's proxy season. Both companies also agreed to give public statements of support on the issues that Calvert raised, so we successfully withdrew our resolutions with the companies. Their public statements are important because they put pressure on other companies that have received taxpayer money to acknowledge say on pay as an evolving standard of good governance practice.

Tracking Political Spending

Calvert also signed on to a letter written by the Center for Political Accountability sent to 19 financial companies that received more than $1 billion under TARP. The letter called for these companies to establish board-level oversight and disclosure of corporate political spending. This action builds upon Calvert's direct engagement during the past several years with companies to advocate for such disclosure. This year, Calvert filed a resolution with U.S. Bancorp that resulted in an agreement from the company to provide the requested disclosure. These measures are part of the transparency and accountability necessary to rebuild investor and public trust.

Water Advocacy Issues

Water is quickly emerging as one of the most critical environmental and human rights issues of the 21st century. As such, Calvert launched Calvert Global Water Fund which is the only mutual fund addressing water issues with a specific focus on the use of advocacy as a component of its investment process. Calvert has been actively involved in the efforts to forge a global consensus concerning the human rights responsibilities of business connected to water--joining and participating in the United Nations Global Compact's CEO Water Mandate, among other action groups. On the company side, the focus has been on encouraging firms to improve disclosure and transparency regarding their water impacts through shareholder resolutions, letters to companies held by the fund, and ongoing dialogue.

Special Equities

A modest but important portion of certain portfolios is allocated to venture capital investment in companies that are developing products or services that address important sustainability or environmental issues. During the past six months, the program has focused on supporting earlier investments such as GROSolar.2 Vermont-based GROSolar is one of the four largest solar panel distributors in the U.S. The company is currently enjoying strong demand for its products and services--which should be further bolstered by solar-friendly provisions in the January economic stimulus package. Smart public relations efforts, such as a PBS-TV episode of "This Old House" featuring GROSolar CEO Jeff Wolfe, have certainly helped as well. The program showed how a Massachusetts couple quickly and affordably turned their modest 1970s-era house into a model for green technology.

Community Investments

Several of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate 1% to 3% of Fund assets to investments that provide economic opportunity for struggling populations.3 Importantly, the loans underwritten by this program have remained extremely sound during a period in which other credit products have had negative returns. Shareholders can feel proud about the success of these investments on the basis of both financial return and societal impact.

In early 2009, the Foundation closed two loans to Fair Trade organizations such as PRODECOOP in Nicaragua, which provides its 2,318 member families assistance with sustainable coffee production practices and with marketing their coffee. The cooperative structure of the loans will strengthen the farmers' position during negotiations with coffee buyers--allowing them to earn a year-round income and provide their families with education and health services. We are proud to continue to support community investments, which help direct capital to meeting real human needs.

1. The following holdings represented the following percentages of Fund net assets as of March 31, 2009: Goldman Sachs 0.06% of CSIF Balanced Portfolio, 0.80% of CSIF Enhanced Equity Portfolio, 1.10% of Calvert Social Index Fund and 1.43% of Calvert Large Cap Value Fund. PNC Financial Group represented 0.21% of Calvert Enhanced Equity Portfolio and 0.29% of Calvert Social Index. American Express represented 0.10% of CSIF Enhaned Equity Portfolio, 0.06% of CSIF Balanced Portfolio, and 0.33% of Calvert Social Index Fund. Huntington Bancshares represented 0.01% of Calvert Social Index Fund. U.S. Bancorp represented 0.59% of Calvert Social Index Fund and 0.46% of CSIF Enhanced Equity Portfolio.

2. As of March 31, 2009, GROSolar represented 0.55% of CSIF Equity Portfolio.

3. As of March 31, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 1.94%, Calvert World Values International Equity Fund 1.46%, Calvert New Vision Small Cap Fund 1.65%, and Calvert Large Cap Growth Fund 0.42%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Sophie Horsfall
of F&C Management Limited

Performance

Calvert International Opportunities Fund A shares (at NAV) returned -33.00% for the six-month period ended March 31, 2009, slightly underperforming the benchmark Standard & Poor's Developed Broad Market (BMI) ex-U.S. SmallCap Index, which returned -31.94% for the period. Both sector and regional selection made positive contributions to the Fund's performance relative to the benchmark, while stock selection generally detracted.

Investment Climate

Over the six-month period, most major equity indexes produced negative returns as the global financial crisis intensified and all major economies were officially in a recession by the start of 2009. The demise of Lehman Brothers and virtual collapse of insurance giant AIG dominated events at the start of the period, causing markets to plummet in October.

Amid plunging confidence levels, the U.S. government put together a massive rescue package to fend off a more systemic collapse of the financial system. An emergency transfusion for the beleaguered auto industry was also created, but heavy selling of equities continued as investors speculated that the

International Opportunities Fund Statistics
March 31, 2009

Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/09	12 Months Ended 3/31/09
Class A	-33.00%	-44.93%
Class C	-33.24%	-45.33%
Class I	-32.95%	-44.67%
Class Y**	-33.01%	-44.93%
S&P Developed BMI
ex-U.S. SmallCap
Index***	-31.94%	-49.75%
Lipper International
Small/Mid Cap Core
Funds Average	-30.88%	-48.10%

Economic Sectors	% of Total Investments
Consumer Discretionary	13.8%
Consumer Staples	9.3%
Energy	4.2%
Financials	6.5%
Government	8.9%
Health Care	21.7%
Industrials	23.6%
Information Technology	0.5%
Materials	2.6%
Utilities	8.9%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Calvert International Opportunities Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

*** Source: Lipper Analytical Services, Inc.

International Opportunities Fund Statistics
March 31, 2009

Average Annual Total Returns
(with max. load)
Class A Shares
One year	-47.55%
Since Inception	-32.26%
(5/31/07)
Class C Shares
One year	-45.88%
Since Inception	-32.75%
(7/31/07)

International Opportunities Fund Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares
One Year	-44.67%
Since Inception	-30.10%
(5/31/07)
Class Y Shares*
One Year	-44.93%
Since Inception	-30.44%
(5/31/07)

*See note on previous page.

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

________________________________________________________

global downturn would not end quickly. As much of the bleak outlook was factored into share prices, stock markets stabilized in November and December.

As the financial crisis unraveled, central banks around the world aggressively cut interest rates in an attempt to avert a protracted slump. The U.S. Federal Reserve (Fed) cut interest rates to virtually zero percent and the Bank of England reduced rates to 0.5% hoping to boost the money supply and revive the economy. Meanwhile, the European Central Bank lowered rates to 1.5% to jumpstart eurozone activity affected by the recession.

The Financials sector struggled throughout but came under particularly heavy pressure in February with news that the U.S. government would take a large stake in Citigroup. A market slump followed, with leading U.S. broad market indexes reaching their lowest level in 12 years on March 9, 2009. However, news from several large banks that the first two months of the year had been profitable sparked a rally in the markets. In addition, the Fed's decision to buy billions of dollars in bad bank assets to encourage bank lending buoyed investor sentiment. Bank stocks continued to rise until the end of the reporting period, when concerns about the auto and bank industries caused a brief sell-off before shares rallied again on the last day of the quarter.

This climate has provided a challenging backdrop for equity investors as extreme risk aversion translated into fairly indiscriminate sell-offs. The notable exceptions to the overall trend were individual emerging market economies.

Portfolio Strategy

Stock selection and an underweighted exposure to Information Technology detracted from returns, as did our underweight to Materials, which was the result of the Fund's sustainability and responsibility criteria. On the other hand, sector allocation and regional allocation added to performance over the reporting period. In particular, our overweight to Health Care contributed positively--most notably in health equipment and services. The slight underweight to Energy and overweights to Utilities and Consumer Staples also helped performance.

The solar industry struggled as well amid concerns that a struggle to get new project financing or refinance current debt obligations would cause end-market demand for solar products and services to collapse.

At a regional level, our overweight positions to Asia and North America were positive, but this was partially offset by our underweight to the United Kingdom and overweight to emerging markets.

Within the Consumer Discretionary sector, Benesse was a strong performer as the company posted strong results amid favorable government educational policies. In 2008, we tendered Continental shares to the Schaeffler family, and once the Competition Commission looked set to approve the deal, the shares performed strongly and added to the Fund's outperformance. Fanuc Robotics was another strong contributor due to a weakening yen toward the end of the period.

On the negative side, U.K. bus and rail operator First Group sold off on concerns surrounding the company's level of debt. Furthermore, China Hongxing posted poor earnings and weaker guidance for 2009 given the difficult environment for consumers and retailers.

Outlook

We continue to maintain a barbell strategy of owning defensive stocks within Consumer Staples and Health Care while maintaining some exposure to cyclical industries such as Construction & Engineering and Consumer Services.

Having led the world into recession, we expect the U.S. to be the first country to emerge from the current economic and financial crisis, although we believe this will be a gradual process.

International Opportunities fund Statistics
March 31, 2009
Ten Largest Stock Holdings	% of Net Assets
Shoppers Drug Mart Corp.	3.5%
Alimentation Couche Tard, Inc.	2.9%
Canadian Pacific Railway Ltd.	2.8%
Ramsay Health Car Ltd.	2.6%
QIAGEN NV	2.6%
CSL Ltd.	2.5%
SSL International plc	2.5%
Shimano, Inc.	2.4%
Sonic Healthcare Ltd.	2.4%
Cie Generale d'Optique Essilor
International SA	2.3%
Total	26.5%

Consensus earnings estimates for some sectors such as Energy and Materials have become more realistic, but growth expectations for the market as a whole appear too high and we expect forecasts--particularly within Financials--to be reduced throughout 2009.

An improvement in credit availability would prompt us to become less risk averse and increase the Fund's exposure to areas such as alternative energy. For the moment, we remain cautious on global equity markets but continue to monitor leading economic indicators for signs of improvement that would encourage us to reduce our defensive positioning and increase the cyclical part of the barbell strategy.

April 2009

As of March 31, 2009, the following companies represented the following percentages of Fund net assets: Bennesse 1.19%, Continental 0%, Fanuc Robotics 1.34%, First Group 1.90%, and China Hongxing 0%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$670.00	$6.95
Hypothetical	$1,000.00	$1,016.61	$8.39
(5% return per year before expenses)
Class C
Actual	$1,000.00	$667.60	$10.43
Hypothetical	$1,000.00	$1,012.42	$12.59
(5% return per year before expenses)
Class I
Actual	$1,000.00	$671.40	$5.04
Hypothetical	$1,000.00	$1,018.90	$6.09
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.67%, 2.51% and 1.21% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning Account Value 10/31/08**	Ending Account Value 3/31/09	Expenses Paid During Period*** 10/31/08 - 3/31/09
Class Y
Actual	$1,000.00	$669.90	$4.93
Hypothetical	$1,000.00	$1,014.92	$5.94
(5% return per year before expenses)

**Inception date 10/31/08.

***Expenses are equal to the Fund's annualized expense ratio of 1.42% for Class Y, multiplied by the average account value over the period, multiplied by 152/365.

Statement of Net Assets
March 31, 2009
Equity Securities - 89.4%	Shares	Value
Australia - 15.0%
Arrow Energy NL*	170,193	$319,751
ASX Ltd.	15,645	318,517
Cochlear Ltd.	6,765	235,069
CSL Ltd.	16,683	375,827
Energy Developments Ltd.	45,129	39,666
QBE Insurance Group Ltd.	14,333	191,877
Ramsay Health Care Ltd.	56,619	386,631
Sonic Healthcare Ltd.	45,472	349,585
		2,216,923

Bermuda - 0.5%
Nabors Industries Ltd.*	7,100	70,929

Brazil - 2.6%
AES Tiete SA Preferred*	10,200	77,986
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)*	3,500	74,725
Diagnosticos da America SA*	7,100	76,492
Itau Unibanco Banco Multiplo SA (ADR)	7,538	82,013
Tractebel Energia SA	9,600	71,731
		382,947

Canada - 9.1%
Alimentation Couche Tard, Inc.	41,569	435,989
Canadian Pacific Railway Ltd.	13,732	408,762
Shoppers Drug Mart Corp.	14,836	510,129
		1,354,880

Finland - 1.7%
Lassila & Tikanoja Oyj	20,130	251,148

France - 5.9%
Accor SA	6,966	241,632
Cie Generale d'Optique Essilor International SA	8,713	336,269
Vallourec SA	3,270	302,567
		880,468

Germany - 5.4%
Adidas AG	8,599	286,260
Rhoen Klinikum AG	16,047	297,944
SMA Solar Technology AG*	4,998	220,312
		804,516

Greece - 0.8%
Alpha Bank AE	17,042	113,751

Equity Securities - Cont'd	Shares	Value
Japan - 6.9%
Benesse Corp.	4,800	$176,302
Fanuc Ltd.	2,900	198,412
Shimano, Inc.	11,900	361,855
Sumitomo Chemical Co. Ltd.	51,000	174,904
USS Co. Ltd.	2,560	112,419
		1,023,892

Mexico - 1.5%
Banco Compartamos SA de CV	76,288	142,218
Urbi Desarrollos Urbanos SA de CV*	95,566	83,633
		225,851

Netherlands - 2.6%
QIAGEN NV*	24,112	385,649

New Zealand - 1.6%
Contact Energy Ltd.	73,861	241,016

Norway - 4.0%
Petroleum Geo-Services ASA*	26,650	111,738
ProSafe SE*	29,580	106,256
Tandberg ASA	5,200	76,415
Tomra Systems ASA	79,300	293,258
		587,667

Philippines - 0.8%
Manila Water Co., Inc.	495,000	112,839

Singapore - 2.5%
ComfortDelgro Corp. Ltd.	208,000	186,107
Hyflux Ltd.	175,000	190,071
		376,178

Spain - 4.9%
Acciona SA	1,951	199,967
Ebro Puleva SA	22,675	266,156
Gamesa Corp. Tecnologica SA	19,846	254,124
		720,247

Sweden - 1.4%
Svenska Cellulosa AB, Series B	26,800	202,612

Switzerland - 1.9%
Adecco SA	9,029	282,154

United Kingdom - 9.5%
Associated British Foods plc	16,088	146,741
FirstGroup plc	73,883	282,017
Informa plc	87,367	327,407
Legal & General Group plc	151,008	93,597
Severn Trent plc	13,681	193,304
SSL International plc	58,281	373,001
		1,416,067

Equity Securities - Cont'd	Shares	Value
United States - 10.8%
DaVita, Inc.*	5,226	$229,683
FTI Consulting, Inc.*	5,315	262,986
GameStop Corp.*	7,953	222,843
Ormat Technologies, Inc.	3,356	92,156
Quanta Services, Inc.*	6,570	140,927
ResMed, Inc.*	28,798	105,684
Strayer Education, Inc.	1,083	194,799
SunPower Corp.*	4,629	110,078
Watson Wyatt Worldwide, Inc.	4,740	234,014
		1,593,170

Total Equity Securities (Cost $19,035,095)		13,242,904

U.S. Government Agencies	Principal
and Instrumentalities - 8.8%	Amount
Federal Home Loan Bank Discount Notes, 4/1/09	$1,300,000	1,300,000

Total U.S. Government Agencies and Instrumentalities
(Cost $1,300,000)		1,300,000

TOTAL INVESTMENTS (Cost $20,335,095) - 98.2%		14,542,904
Other assets and liabilities, net - 1.8%		262,197
Net Assets - 100%		$14,805,101

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $.01 par value shares authorized:
Class A: 1,501,673 shares outstanding		$21,447,702
Class C: 58,198 shares outstanding		804,073
Class I: 369,747 shares outstanding		5,113,388
Class Y: 10,332 shares outstanding		86,000
Undistributed net investment income		(29,695)
Accumulated net realized gain (loss) on investments and foreign
currency transactions		(6,823,359)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign
currencies		(5,793,008)
Net Assets		$14,805,101

Net Asset Value Per Share
Class A (based on net assets of $11,482,967)		$7.65
Class C (based on net assets of $442,301)		$7.60
Class I (based on net assets of $2,800,280)		$7.57
Class Y (based on net assets of $79,553)		$7.70

*Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
GDR: Global Depositary Receipt

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $7,087)	$96,149
Interest income	74
Total investment income	96,223

Expenses:
Investment advisory fee	62,657
Transfer agency fees and expenses	31,607
Distribution Plan expenses:
Class A	15,349
Class C	2,247
Directors' fees and expenses	1,724
Administrative fees	24,505
Accounting fees	1,215
Custodian fees	41,324
Registration fees	19,192
Reports to shareholders	8,982
Professional fees	12,077
Miscellaneous	5,792
Total expenses	226,671
Reimbursement from Advisor:
Class A	(71,635)
Class C	(7,599)
Class I	(14,486)
Class Y	(5,556)
Fees paid indirectly	(1,477)
Net expenses	125,918

Net Investment Income (Loss)	(29,695)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(6,572,910)
Foreign currency transactions	(18,602)
(6,591,512)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(164,091)
Assets and liabilities denominated in foreign currencies	(395)
(164,486)

Net Realized and Unrealized Gain (Loss)	(6,755,998)

Increase (Decrease) in Net Assets
Resulting From Operations	($6,785,693)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	($29,695)	$212,191
Net realized gain (loss)	(6,591,512)	(275,488)
Change in unrealized appreciation or (depreciation)	(164,486)	(5,883,885)

Increase (Decrease) in Net Assets
Resulting From Operations	(6,785,693)	(5,947,182)

Distributions to shareholders from:
Net investment income:
Class A Shares	(87,309)	--
Class I Shares	(72,687)	--
Net realized gain:
Class A Shares	(6,794)	--
Class C Shares	(227)	--
Class I Shares	(1,532)	--
Class Y Shares	(1)	--
Total distributions	(168,550)	--

Capital share transactions:
Shares sold:
Class A Shares	4,285,794	19,904,461
Class C Shares	142,780	667,195
Class I Shares	767,388	1,784,031
Class Y Shares	86,000	--
Reinvestment of distributions:
Class A Shares	87,637	--
Class C Shares	154	--
Class I Shares	74,219	--
Redemption Fees:
Class A Shares	1,827	748
Class C Shares	496	--
Shares redeemed:
Class A Shares	(4,163,406)	(4,194,219)
Class C Shares	(115,522)	(27,121)
Class I Shares	(270,718)	(217,494)
Total capital share transactions	896,649	17,917,601

Total Increase (Decrease) in Net Assets	(6,057,594)	11,970,419

Net Assets
Beginning of period	20,862,695	8,892,276
End of period (including distributions in excess of net
investment income and undistributed net investment
of $29,695 and $159,996, respectively)	$14,805,101	$20,862,695

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	531,443	1,381,632
Class C Shares	16,990	47,253
Class I Shares	88,061	120,686
Class Y Shares	10,332	--
Reinvestment of distributions:
Class A Shares	10,732	--
Class C Shares	20	--
Class I Shares	9,167	--
Shares redeemed:
Class A Shares	(493,176)	(299,560)
Class C Shares	(13,231)	(1,975)
Class I Shares	(32,637)	(15,856)
Total capital share activity	127,701	1,232,180

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert International Opportunities Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters. On March 31, 2009, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2009, no securities were fair valued in good faith under the direction of the Board of Directors.

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$3,522,092
Level 2 - Other Significant Observable Inputs	11,020,812*
Level 3 - Significant Unobservable Inputs	--
Total	$14,542,904

*Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for any prior open fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the average daily net assets. Under the terms of the agreement, $9,722 was payable at period end. In addition, $4,370 was receivable from the Advisor for reimbursement of operating expenses paid during March 2009.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.66% for Class A, 2.50% for Class C, 1.20% for Class I, and 1.41% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. The Fund incurred interest expense of $738 or .01% of net assets, which was excluded from the expense cap. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class C, and Class Y shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $3,793 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $2,718 was payable at period end.

The Distributor received $3,956 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $4,717 for the six months ended March 31, 2009. Under the terms of the agreement, $808 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Directors fees are allocated to each of the Funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,460,024 and $9,142,759, respectively.

The cost of investments owned at March 31, 2009 for federal income tax purposes was $20,593,107. Net unrealized depreciation aggregated $6,050,204, of which $137,718 related to appreciated securities and $6,187,922 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement for the six months ended March 31, 2009.

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007# (z)
Net asset value, beginning	$11.50	$15.32	$15.00
Income from investment operations
Net investment income	(.02)	.17	.02
Net realized and unrealized gain (loss)	(3.77)	(3.99)	.30
Total from investment operations	(3.79)	(3.82)	.32
Distributions from
Net investment income	(.05)	--	--
Net realized gain	(.01)	--	--
Total from distributions	(.06)	--	--
Total increase (decrease) in net asset value	(3.85)	--	--
Net asset value, ending	$7.65	$11.50	$15.32

Total return*	(33.00%)	(24.93%)	2.13%
Ratios to average net assets: A
Net investment income	(.45%) (a)	1.22%	.50% (a)
Total expenses	2.85% (a)	2.81%	7.82% (a)
Expenses before offsets	1.69% (a)	1.68%	1.74% (a)
Net expenses	1.67% (a)	1.66%	1.66% (a)
Portfolio turnover	60%	29%	2%
Net assets, ending (in thousands)	$11,483	$16,710	$5,678

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009 (z)	2008 (z)	2007 ##(z)
Net asset value, beginning	$11.39	$15.30	$14.74
Income from investment operations
Net investment income	(.05)	.09	.01
Net realized and unrealized gain (loss)	(3.73)	(4.00)	.55
Total from investment operations	(3.78)	(3.91)	.56
Distributions from
Net realized gain	(.01)	--	--
Total from distributions	(.01)	--	--
Total increase (decrease) in net asset value	(3.79)	(3.91)	.56
Net asset value, ending	$7.60	$11.39	$15.30

Total return*	(33.24%)	(25.56%)	3.80%
Ratios to average net assets: A
Net investment income	(1.27%) (a)	.67%	1.14% (a)
Total expenses	5.91% (a)	7.55%	66.65% (a)
Expenses before offsets	2.53% (a)	2.52%	2.58% (a)
Net expenses	2.51% (a)	2.50%	2.50% (a)
Portfolio turnover	60%	29%	1%
Net assets, ending (in thousands)	$442	$620	$140

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009 (z)	2008 (z)	2007 #(z)
Net asset value, beginning	$11.58	$15.35	$15.00
Income from investment operations
Net investment income	--	.25	.04
Net realized and unrealized gain (loss)	(3.80)	(4.02)	.31
Total from investment operations	(3.80)	(3.77)	.35
Distributions from
Net investment income	(.20)	--	--
Net realized gain	(.01)	--	--
Total from distributions	(.21)	--	--
Total increase (decrease) in net asset value	(4.01)	(3.77)	.35
Net asset value, ending	$7.57	$11.58	$15.35

Total return*	(32.95%)	(24.56%)	2.33%
Ratios to average net assets: A
Net investment income	.02% (a)	1.72%	.78% (a)
Total expenses	2.22% (a)	2.26%	7.47% (a)
Expenses before offsets	1.23% (a)	1.22%	1.28% (a)
Net expenses	1.21% (a)	1.20%	1.20% (a)
Portfolio turnover	60%	29%	2%
Net assets, ending (in thousands)	$2,800	$3,533	$3,075

	Period Ended
	March 31,
Class Y Shares	2009### (z)
Net asset value, beginning	$8.67
Income from investment operations
Net investment income	.03
Net realized and unrealized gain (loss)	(.99)
Total from investment operations	(.96)
Distributions from
Net realized gain	(.01)
Total from distributions	(.01)
Total increase (decrease) in net asset value	(.97)
Net asset value, ending	$7.70
Total return*	(11.14%)
Ratios to average net assets: A
Net investment income	1.17% (a)
Total expenses	42.12% (a)
Expenses before offsets	1.44% (a)
Net expenses	1.42% (a)
Portfolio turnover	60%
Net assets, ending (in thousands)	$80

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From May 31, 2007 inception.

## From July 31, 2007 inception.

### From October 31, 2008 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory and Investment Subadvisory Contracts

At a meeting held on December 2, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund 's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicates that the Fund's performance was above the median of its peer group for the one-year period ended June 30, 2008. The data also indicated that the Fund outperformed its Lipper index for the same one-year period. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board also took into account that the Advisor was currently reimbursing fund expenses in excess of the entire advisory fee. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund in excess of the entire advisory fee. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-year period ended June 30, 2008 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Fund 's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert International Opportunities Fund

To Open an Account
800-368-2748

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Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: May 28, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: May 28, 2009